                       THE STRONG
                               CONSERVATIVE EQUITY
                                              Funds

                        ANNUAL REPORT o OCTOBER 31, 1996

[PHOTO OF WOMAN & CHILD]
[PIE CHART]

                        THE STRONG ASSET ALLOCATION FUND
                          THE STRONG EQUITY INCOME FUND
                       THE STRONG AMERICAN UTILITIES FUND
                          THE STRONG TOTAL RETURN FUND
                        THE STRONG GROWTH AND INCOME FUND


                              [STRONG FUNDS LOGO]
                                  STRONG FUNDS

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

These common-sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863. We're here 24 hours a day, seven days a week to take your call.

---------------------------------------1----------------------------------------
                                  Have a plan.

[PICTURE OF FOLDER LABELED INVESTMENTS]
Even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

---------------------------------------2----------------------------------------
                      Start investing as soon as possible.

[PICTURE OF CLOCK]
Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

---------------------------------------3----------------------------------------
                           Diversify your portfolio.

[PICTURE OF PIE CHART OF ASSET DIVERSIFICATION]
By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

---------------------------------------4----------------------------------------
                               Invest regularly.

[PICTURE OF MEMO REMINDER TO INVEST]
Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

---------------------------------------5----------------------------------------
                       Maintain a long-term perspective.

[PICTURE OF GRAPH SLOPING UPWARD]
For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and of principal loss.

---------------------------------------6----------------------------------------
             Consider stocks to help achieve major long-term goals.

[PICTURE OF PIE CHART OF ASSET DIVERSIFICATION EMPASIZING STOCKS]
Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

---------------------------------------7----------------------------------------
              Keep a comfortable amount of cash in your portfolio.

[PICTURE OF DOLLAR SIGN]
To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

---------------------------------------8----------------------------------------
                            Know what you're buying.

[PICTURE OF MAGNIFYING GLASS]
Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions...request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

                       THE STRONG
                               CONSERVATIVE EQUITY
                                              Funds

                        ANNUAL REPORT o OCTOBER 31, 1996


                                Table of Contents
INVESTMENT REVIEWS
       The Strong Asset Allocation Fund...................................2

       The Strong Equity Income Fund......................................4

       The Strong American Utilities Fund.................................6

       The Strong Total Return Fund.......................................8

       The Strong Growth and Income Fund.................................10


FINANCIAL INFORMATION
       Schedules of Investments in Securities

            The Strong Asset Allocation Fund.............................12

            The Strong Equity Income Fund................................16

            The Strong American Utilities Fund...........................18

            The Strong Total Return Fund.................................19

            The Strong Growth and Income Fund............................21

       Statements of Operations..........................................24

       Statements of Assets and Liabilities..............................25

       Statements of Changes in Net Assets...............................26

       Notes to Financial Statements.....................................27


FINANCIAL HIGHLIGHTS.....................................................30


REPORT OF INDEPENDENT ACCOUNTANTS........................................33

The Strong  ASSET ALLOCATION Fund
================================================================================
The Strong Asset Allocation Fund seeks high total return consistent with reasonable risk over the long term. The Fund allocates its assets globally among a diversified portfolio of equity securities, bonds, and short-term fixed income securities.


ASSET ALLOCATION
based on net assets as of 10-31-96

Stocks (including convertibles)              52.0%
Bonds (including convertibles)               40.8%
Short-Term Investments                        7.2%

This asset allocation does not reflect any futures positions held by the Fund.


THE FUND'S BENCHMARK ADJUSTED ON JULY 1
As reported in the Fund's semi-annual report, the normal benchmark allocations for the Fund were changed on July 1 to allow for a larger weighting in equities. Previously, the Fund's benchmark allocations to stocks, bonds and cash had been 40%, 40% and 20%, respectively. Specifically, the Fund's allowable maximum and minimum ranges were modified as follows:

        Range prior to July 1      Range after July 1

 Stocks      10% - 60%                 30% - 70%

 Bonds       20% - 60%                 20% - 70%

 Cash        0% - 70%                   0% - 50%

This expanded ability to invest in stocks will give the Fund the opportunity to pursue higher total returns than did its prior benchmark allocation. Of course, this change may increase the Fund's share price volatility; however, we expect our greater flexibility in managing the Fund will enable us to provide shareholders with higher returns over time while helping to keep risks within reasonable limits.


A YEAR OF DIVERSE PERFORMANCE FOR THE MARKETS
Overall, the stock market performed well during the fiscal year, while bonds experienced more challenging conditions. Coming into the year, many investors and analysts expected weak economic growth to continue in the U.S. In fact, the Federal Reserve cut the federal funds rate in January, a continuation of the easing it began the previous July, and a sign that the Fed believed the economy needed at least modest stimulus.

However, in February, an unexpectedly large number of new jobs -- and subsequent indications of a strengthening economy-- led many to believe that economic growth was accelerating rather than weakening. In response, yields across all maturities reversed direction and headed higher, producing price declines in most sectors of the bond market. Stocks, for the most part, ignored the effect of rising rates and continued higher.

Through June and July, however, stocks experienced a brief but sharp correction as equity investors, too, began to worry about the effect of higher rates on stock valuations. But as the fiscal year drew to a close, stock and bond investors seemed to become more comfortable with the underlying fundamentals of the economy. Despite slightly stronger growth, inflation remained subdued and it appeared that GDP was unlikely to grow faster than 3%. Against this backdrop, the chances of substantially higher rates diminished, the Federal Reserve left the fed funds rate unchanged, interest rates began to retreat and stocks rebounded to new highs.

OVERALL, THE NEW PORTFOLIO POSITIONING WORKED WELL
In general, the Fund's new benchmark allocation performed well. Unfortunately, the timing of the change was slightly off, as we increased the portfolio's equity weighting at what turned out to a high point in the market, and reduced the bond position during a decline.

After the July 1 reallocation, we tended to keep the portfolio between 50-60% weighted in equities, with about 10% of that in international stocks. During the first half of the year, the domestic portion of the equity portfolio was biased toward "cyclical" stocks, which tend to perform best when the economy is accelerating. At mid-year, as economic signals began to moderate, we cut back on this position in favor of more defensive stocks -- pharmaceutical and health care stocks, for example -- which appeared attractively priced following the sharp July correction. We also took advantage of the lower prices to accumulate technology holdings.

We tended to keep the bond portion neutrally positioned, with assets split about evenly between corporate and government bonds. This positioning helped the Fund during the end of the fiscal year, when interest rates began to decline, resulting in higher bond prices.

WE'LL LIKELY REMAIN NEUTRAL FOR THE NEAR TERM
For the near term, we'll likely maintain the Fund's current, fairly neutral posture. While the financial markets have performed quite well recently, there is still quite a bit of uncertainty regarding the economy's real strength, and whether it can maintain its current growth rate. As the fiscal year ended, the markets had adopted a fairly rosy view of the economy--slow growth, low inflation, and the possibility of lower interest rates. This scenario may in fact occur, but there are likely to be some occasional bouts of volatility along the way.

That said, there are fundamental reasons for optimism. The Federal Reserve remains vigilant against inflation, and the November elections have kept in place a balance that, so far, has been proven good for financial markets.

In addition, one advantage of the Strong Asset Allocation Fund is that we have the flexibility to adapt if conditions change. We intend to closely monitor the investment climate both here and abroad, and make the changes we believe will provide shareholders with an attractive total return.

We appreciate your confidence in the Strong Asset Allocation Fund, and we look forward to serving your investment needs in the years to come.

Sincerely,


/s/ Bradley C. Tank
Bradley C. Tank
Lead Portfolio Manager
November 15, 1996
[PHOTO OF BRADLEY C. TANK]

--------------------------------------------------------------------------------
GROWTH OF AN ASSUMED $10,000 INVESTMENT
from 12-30-81 to 10-31-96


         The Strong Asset       S&P 500      Lipper Flexible
          Allocation Fund        Index*     Portfolio Average*
12-81         10,000            10,000            10,000
12-82         13,320            12,155            12,883
12-83         19,344            14,896            15,197
12-84         21,234            15,830            15,764
12-85         25,346            20,853            19,685
12-86         29,819            24,745            22,581
12-87         29,734            26,045            24,052
12-88         32,467            30,370            26,112
12-89         36,104            39,993            30,537
12-90         37,107            38,751            30,408
12-91         44,393            50,557            37,958
12-92         45,824            54,408            41,131
12-93         52,469            59,892            45,599
12-94         51,679            60,684            44,707
12-95         63,028            83,487            55,876
10-96         66,091            97,370            61,331



This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at the Fund's inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500"), and the Lipper Flexible Portfolio Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
--------------------------------------------------------------------------------

 AVERAGE ANNUAL
 TOTAL RETURNS(1)
 as of 10-31-96
     1-YEAR
      9.46%
     3-YEAR
      8.15%
     5-YEAR
      9.50%
     10-YEAR
      8.26%
 SINCE INCEPTION
  (on 12-30-81)
     13.58%
--------------------------------------------------------------------------------
* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Flexible Portfolio Average represents funds which allocate their assets across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return. Previous comparisons have included the 40/40/20 Balanced Index. The 40/40/20 Balanced Index is a hybrid index containing 40% stocks, 40% intermediate-term bonds, and 20% short-term instruments. This index has been replaced by the Lipper Flexible Portfolio Average, because we believe it is a more accurate comparison of the Fund to its peers, given the Fund's new benchmark allocation. For the 1-year period ended 10-31-96, the Fund's total return was 9.46%, the 40/40/20 Balanced Index's total return was 12.75%, and the Lipper Flexible Portfolio Average's total return was 14.69%. Source of S&P index data is Micropal. Source of the Lipper Index data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

The Strong  EQUITY INCOME Fund
================================================================================
The Strong Equity Income Fund seeks total return by investing for both income and capital growth. The Fund invests primarily in dividend-paying equity securities.


FUND PROVIDED SUPERIOR RETURNS THIS FIRST YEAR
We are pleased to present the Fund's first annual report, which covers its performance from its inception on December 29, 1995, through the fiscal year ending October 31, 1996. We are even more pleased to report that the Fund provided shareholders with an impressive gain for the period. The Fund achieved a total return of 21.51%, which compared favorably with the 16.63% return of the S&P 500, and the 12.25% return posted by our peers, as measured by the Lipper Equity Income Funds Index.1 By the end of October, total assets under management in the Fund had grown to $29 million.*


ASSET ALLOCATION
based on net assets as of 10-31-96

Common Stocks                 82.4%
Convertible Securities        12.0%
Short-Term Investments         5.6%

LARGE CAP STOCKS OUTPERFORM THE MARKET
The Fund benefited during this period from a significant exposure to the stocks of large, well-established, dividend-paying companies--also called "large capitalization" stocks. These stocks typically enjoy certain advantages over those of smaller companies: greater stability stemming from the underlying company's financial strength and flexibility, solid yield support from a steady stream of dividends, ready liquidity, and earnings visibility. Throughout 1996, your Fund benefited from its bias towards such issues.


MIXED ECONOMIC SIGNALS
Economic indicators sent contradictory signals this year, making it difficult to get a clear and definitive view of the economy's growth. Going into the year, many analysts expected the weak growth that characterized 1995 to continue into 1996. But early in the year, severe winter weather on the East Coast negatively affected economic activity, and a government shutdown delayed the release of key economic reports. When these reports were finally released, they indicated stronger growth than most investors anticipated.

Throughout 1996, investors tried to determine the likelihood of a stronger economy. Sentiment regarding the pace of economic growth ebbed and flowed with every monthly employment figure, creating periods of volatility in the financial markets. As the year progressed, however, economic activity appeared to moderate to a pace of growth strong enough to allow corporations to meet earnings expectations, but subdued enough to keep inflation under control. This "not too hot, not too cold" view of the economy prevailed as the fiscal year drew to a close.


THE FUND BENEFITED FROM ITS BIAS TOWARDS LARGE COMPANY STOCKS
Despite occasional indications to the contrary, we never expected the economy to sustain significantly strong growth. Our research indicated a greater likelihood for a "steady state" economy hovering in the range of 2-3% annual growth. We therefore positioned the portfolio accordingly, maintaining increased exposure to sectors that typically outperform in such an environment, because they are less dependent on a fast-growing economy to increase their earnings--examples include health care, financial services, consumer non-durables, and energy. This positioning added value to the Fund throughout 1996, as stocks in these sectors performed particularly well.

In addition, whenever possible we used convertible securities--that is, bonds that can be converted into a company's stock when it reaches a certain price. Convertibles offer several advantages. First, because they pay a dividend, they enhance the Fund's income earning power, and they tend to be less volatile than shares of common stock. Also, convertible securities allow the Fund to gain exposure to attractive industries that may not otherwise offer dividend-paying stocks.


THE ECONOMY'S NEAR-TERM DIRECTION REMAINS CLOUDED
The outlook for the pace of future economic activity is uncertain, at least for the near term. Currently, however, the economic environment appears to be healthy for investors: high employment, low inflation and moderate economic growth that is strong enough to help corporations sustain their earnings.

Given this slow-growth, low-inflation outlook, we will likely continue to emphasize large capitalization stocks from companies that tend to display superior financial performance, including above-average revenue and earnings growth, moderate levels of financial leverage, above-average return on equity, positive cash flow, and management teams focused on enhancing shareholder value.

FIVE LARGEST HOLDINGS
based on net assets as of 10-31-96

SECURITY                 INDUSTRY               % OF NAV
 ................................................................................
Merrill Lynch            Brokerage &
& Company, Inc.          Investment Management     1.7%
 ................................................................................

Monsanto Company         Chemical                  1.3%
 ................................................................................

Chase Manhattan          Bank-Money Center         1.2%
Corporation
 ................................................................................

Kimberly-Clark           Paper & Forest
Corporation              Products                  1.1%
 ................................................................................

Schlumberger, Ltd.       Oil Well Equipment
                         & Service                 1.1%
 ................................................................................

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

In addition, the Fund's holdings will continue to be diversified among sectors and industries that we believe offer positive dynamics that can serve as a solid base for future revenue and earnings growth.

Thank you for choosing the Strong Equity Income Fund. We appreciate your confidence, and we look forward to helping you pursue your investment goals.

Sincerely,




/s/ Rimas Milaitis
Rimas Milaitis
Portfolio Manager
[PHOTO OF RIMAS MILAITIS]

--------------------------------------------------------------------------------
GROWTH OF AN ASSUMED $10,000 INVESTMENT
from 12-29-95 to 10-31-96



      The Strong Equity    S&P 500      Lipper Equity Income
        Income Fund         Index*          Funds Index*
12-95      10,000           10,000             10,000
3-96       11,054           10,537             10,433
6-96       11,296           11,010             10,700
9-96       11,817           11,350             10,966
10-96      12,151           11,663             11,225


This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500"), and the Lipper Equity Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
--------------------------------------------------------------------------------
  TOTAL RETURN(1)
 Since inception
   on 12-29-95
   to 10-31-96
     21.51%
--------------------------------------------------------------------------------
* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Equity Income Funds Index is an equally- weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P 500 index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Total return is not annualized, and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends.

The Strong  AMERICAN UTILITIES Fund
================================================================================
The Strong American Utilities Fund seeks total return by investing for both income and capital growth. The Fund invests primarily in the equity securities of public utility companies headquartered in the United States.(1)


THE FUND CONTINUED TO PERFORM WELL
Despite an often turbulent market, the Strong American Utilities Fund continued to perform well versus its benchmark index and its peer group. For the year ended October 31, 1996, the Fund achieved a total return of 11.17%. This return compared favorably with a 9.80% gain for the Standard & Poor's Utilities Fund Index, and a 10.55% return for the Lipper Utility Funds Index.(2)*


ASSET ALLOCATION
based on net assets as of 10-31-96

Common Stocks                 94.3%
Short-Term Investments         5.7%

A CHALLENGING ENVIRONMENT FOR UTILITY INVESTORS
Uncertainty over the direction of interest rates and the strength of the economy produced volatile markets for utility stocks throughout the fiscal year. After anticipating continued slow economic growth coming into the year, many investors were surprised by stronger-than-expected economic indicators, particularly during the spring and early summer months. As a result, the yield on the 30-year Treasury bond rose from 6.33% at the start of the fiscal year to 7.12% in August.

These signals began to moderate during the summer, however. In fact, the Federal Reserve declined to raise the federal funds rate at any time during the fiscal year, creating the potential for an improvement in the interest rate climate. By the time the fiscal year drew to a close, the 30-year T-Bond yield had fallen to 6.64%.


FIVE LARGEST HOLDINGS
based on net assets as of 10-31-96

SECURITY                 INDUSTRY               % OF NAV
 ................................................................................
Ameritech Corporation    Telecommunication         9.7%
 ................................................................................

SBC Communications, Inc. Telecommunication         8.0%
 ................................................................................

SCANA Corporation        Electric Utility          6.8%
 ................................................................................

American Electric Power  Electric Utility          6.0%
Company, Inc.
 ................................................................................

The Southern Company     Electric Utility          4.9%
 ................................................................................

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

30-DAY
ANNUALIZED YIELD
3.24%
As of 10-31-96

KEEPING OUR EYE ON THE BALL
Throughout this often difficult environment, we worked to keep focused on the matter at hand: adjusting the portfolio's weightings and sector holdings in order to capitalize on opportunities presented by the utilities market.

O ELECTRIC UTILITIES
Of the Fund's five largest holdings, three are electric utility companies, and during the year we increased the portfolio's weighting from 31.2% to 39.1%.

This weighting reflects our belief that the portfolio's electric utilities have a good outlook for earnings and dividend growth. In addition, they have continued to sell at a substantial price/earnings discount to the broad market, which bodes well for their investment potential. As states enact legislation exposing their utilities to competition, and establish procedures for electric companies to recover all or part of their "stranded costs,"-i.e., costs already incurred that would be difficult to recoup in a more competitive environment-investor anxiety over deregulation should abate.

Therefore, we believe fundamentals continue to improve for the electrics. We expect their earnings to increase, with a corresponding reduction in the percent of earnings paid out as dividends. This should lead to stronger balance sheets and higher dividends in the future. In our view, this potential has not been fully recognized by the market.

O TELECOMMUNICATIONS
We reduced the Fund's holdings in telecommunication stocks from 37.4% to 28.4% during the year, in part due to profit taking following their significant price appreciation in the first half. The second half of the year was characterized by investor concern over the direction of interest rates, and regulatory uncertainty following the signing of the telecommunications bill into law in February.

As a result, the Fund's telephone holdings experienced market price weakness, despite the fact that the companies continued to have a good outlook for earnings and dividend growth. We expect double-digit earnings growth this year and in 1997 from the Fund's major telephone holdings, with the possible exception of SBC Communications, Inc. which may have somewhat lower earnings growth in 1997 due to its pending acquisition of Pacific Telesis.


INDUSTRY ALLOCATION
based on net assets as of 10-31-96

Electric Utility                   39.1%
Telecommunication                  28.4%
Energy Related                     16.1%
Gas Utility                        10.5%
Other Utility                       0.2%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

O ENERGY
We increased the portfolio's combined holdings of gas utilities and energy stocks from 20.1% to 26.6% at year end. These companies experienced good earnings growth, due in part to cold winter weather and sustained economic growth. In addition, oil prices have risen following the collapse of the U.N. agreement with Iraq on the sale of oil as the winter heating season approaches. Major energy companies continue to restructure and apply new technology to reduce costs and increase profitability.


OUR OUTLOOK IS FUNDAMENTALLY POSITIVE
Economic growth in the U.S. continues to be moderate, and it is difficult to make a case for either substantially higher or substantially lower economic growth in the near term. In addition, earnings growth for stocks in general, as measured by the S&P 500 Index, slowed in the third quarter.

Given this view, investors should not forget how well utility portfolios can perform relative to other sectors in a benign interest rate climate. With their ability to provide stable earnings growth without a fast-growing economy, the financially strong, dividend-paying companies that populate the Fund's portfolio may provide good investment returns over full market cycles.

As always, we appreciate your investment in the Strong American Utilities Fund, and we look forward to earning your continued confidence.

Sincerely,


/s/ William H. Reaves
William H. Reaves
Portfolio Manager
[PHOTO OF WILLIAM H. REAVES]
--------------------------------------------------------------------------------
GROWTH OF AN ASSUMED $10,000 INVESTMENT
from 7-1-93 to 10-31-96



       The Strong American  S&P Utilities    Lipper Utility
         Utilities Fund         Index*        Funds Index*
6-93          10,000            10,000            10,000
12-93         10,450            10,090            10,167
12-94         10,178             9,289             9,223
12-95         13,939            13,109            11,724
10-96         14,356            13,303            12,233



This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor's Utilities Index and the Lipper Utility Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell Fund shares.
--------------------------------------------------------------------------------
   AVERAGE ANNUAL
   TOTAL RETURNS(2)
   as of 10-31-96
       1-YEAR
       11.17%
       2-YEAR
       16.80%
       3-YEAR
        9.88%
   SINCE INCEPTION
     (on 7-1-93)
       11.46%
--------------------------------------------------------------------------------
* The S&P Utility Fund Index is an unmanaged index generally representative of utility funds. The Lipper Utility Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Previous comparisons have included the S&P 500 Stock Index. The S&P 500 Stock Index is an unmanaged index generally considered representative of the U.S. stock market. We have replaced this index with the Lipper Utility Funds Index, because we believe it is a more relevant index with which to compare the Fund's performance. For the 1-year period ended 10-31-96, the S&P 500's total return was 24.09%. Source of the S&P index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 The American Utilities Fund is a non-diversified sector fund. As such, it may concentrate its assets in fewer individual holdings than a diversified fund may, and it may concentrate its investments in the utilities sector. Therefore, the Fund is more exposed to individual stock volatility and negative market pressures in the utilities sector.

2 Average annual total return measures change in the value of an investment in the Fund as an annualized average, assuming reinvestment of all dividends and capital gains.

The Strong  TOTAL RETURN Fund
================================================================================
The Strong Total Return Fund seeks high total return by investing for capital growth and income. Using a conservative approach to equity management, the Fund emphasizes investments in large- to medium-sized growth companies with steady or growing dividends.


FIVE LARGEST HOLDINGS
based on net assets as of 10-31-96

SECURITY                 INDUSTRY                     % OF NAV
 ................................................................................
Monsanto Company         Chemical                        3.1%
 ................................................................................

Danka Business           Office Automation               3.0%
Systems PLC
 ................................................................................
Intel Corporation        Electronics-Semiconductor       2.9%
                         Component
 ................................................................................
Texaco, Inc.             Oil-International              l2.3%
                         Integrated
 ................................................................................

Tellabs, Inc.            Telecommunication               2.0%
                         Equipment
 ................................................................................
Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.


ASSET ALLOCATION
based on net assets as of 10-31-96

Common Stocks                      88.5%
Convertible Securities              7.6%
Short-Term Investments              3.9%


A CAPRICIOUS BUT PROFITABLE YEAR FOR STOCKS
Although it isn't immediately apparent in the broad market averages, the one-year period ended October 31, 1996, was a challenging time for equity managers. The S&P 500's 24.09% gain for the period belied a market characterized by rotating corrections between different areas: big stocks versus small stocks, growth stocks versus value stocks, and mini-bear markets striking individual sectors.(1)*

Primarily, this "under the surface" turbulence was the result of investors' changing perceptions regarding the economy and interest rates. The year began with many investors expecting the sluggish economy that characterized 1995 to continue into 1996. However, the economy showed surprising strength, particularly in the spring and early summer months. But as the year wore on, these signs of strength began to abate, and, in fact, the Federal Reserve was not compelled to raise short-term rates at any time during 1996. As the fiscal year drew to a close, interest rates had begun to decline, and the stock market, after skidding momentarily in June and July, bounced back to record highs.

Market leaders in 1996 were predominantly in the financial services, health care, and energy sectors. The Fund's portfolio was well represented in these sectors and, as a result, achieved a total return of 18.03% for the 1-year period.(1)


THE FUND'S "BLUE CHIP GROWTH" FOCUS
In managing the Strong Total Return Fund, we emphasize the stocks of large, well-established, dividend-paying companies that offer the potential for a steady and growing stream of earnings. On top of this base, we add carefully selected mid-sized companies that enhance the portfolio's growth potential.

In all our holdings,  we seek  companies  with strong sales  growth,  a dominant market position, a healthy balance sheet, excellent product development capability, and talented management with a definite vision of where they want to go and how they plan to get there.

Given its focus on quality growth companies, this Fund can be thought of as a core holding, a "meat and potatoes" type of investment for people who want to venture into stocks, but seek to do so in a conservative way. The Strong Total Return Fund is not designed to be a spectacular growth vehicle. Rather, we manage it to seek solid, steady, capital growth and rising dividend income over the long term.

Research is fundamental to our investment approach. With growth stocks, you're dealing with high quality companies. So it's not a guessing game as to whether they will increase earnings. The question is how much, and how consistently. So we do a lot of fundamental, `bottom-up' research--including on-site visits and meetings with management--to get a handle on how well the company is put together. To us, the key to success with growth stocks is to be selective, and buy them at a reasonable price.


WE STAYED THE COURSE IN 1996
Overall, our goal is to make the Fund a relatively low volatility growth vehicle, with stocks that also provide income potential. This strategy was reflected in changes we made to the portfolio during the year.

Over the course of the year, we continued to find many good growth stocks in our favorite themes for the 1990s: financial services; health care; energy services; select technology companies in telecommunications, networking, computers and software; and changing companies and consolidating industries.

During the early part of the year, the bonds we held to provide income tended to hinder performance versus the S&P 500, so we sold our straight-debt bonds and replaced them with convertible issues, and with stocks that provided the potential for rising dividends. This move helped improve performance during the course of the fiscal year. In early November, we also took profits by selling our Texaco position and investing those assets elsewhere in the energy sector.

Currently, the portfolio is structured according to our expectations for slower economic growth, low interest rates, and moderate levels of inflation in the U.S. during the coming months.


NEAR-TERM UNCERTAINTY SHOULD GIVE WAY TO POSITIVE FUNDAMENTALS
Near term, there are several reasons to be optimistic regarding the outlook for stocks. First, the November elections have kept in place a political balance that, so far, has been good for the financial markets. In addition, the Federal Reserve appears determined to maintain a slow growing economy. And finally, if economic growth remains moderate as we expect, inflation should continue to be subdued, and interest rates should have an opportunity to move lower.

In such an investment climate, we believe "growth cyclical" stocks and restructured companies will be the place to be, since they should be best able to provide rising dividends and relatively attractive returns in a slowly growing economy.

While market corrections are always possible as 1997 evolves, underlying fundamentals are extremely positive for the long term. Therefore, we believe any corrections--whether broad-based or in specific sectors--should be viewed as buying opportunities, particularly since many investors continue to keep a high level of assets in short-term instruments.

Overall, we expect a good environment for the high-quality, established companies that this Fund will continue to emphasize. We thank you for your confidence, and we look forward to serving your investment needs in the future.

Sincerely,


/s/ Ronald C. Ognar
Ronald C. Ognar,
Portfolio Manager


/s/ Ian J. Rogers
Ian J. Rogers,
Portfolio Manager
November 21, 1996
[PHOTO OF RONALD C. OGNAR & IAN J. ROGERS]

--------------------------------------------------------------------------------
GROWTH OF AN ASSUMED $10,000 INVESTMENT
from 12-30-81 to 10-31-96


       The Strong Total    S&P 500     Lipper Growth and
         Return Fund        Index*     Income Funds Index*
12-81      10,000          10,000            10,000
12-82      13,250          12,155            12,417
12-83      18,720          14,896            15,243
12-84      20,685          15,830            15,897
12-85      25,936          20,853            20,436
12-86      31,121          24,745            24,039
12-87      33,002          26,044            24,673
12-88      38,141          30,370            29,201
12-89      39,140          39,993            36,132
12-90      36,367          38,751            33,966
12-91      48,578          50,557            43,393
12-92      48,844          54,408            47,573
12-93      59,851          59,892            54,528
12-94      59,027          60,684            54,302
12-95      74,963          83,487            71,211
10-96      83,480          97,370            81,535


This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index, ("S&P 500") and in the Lipper Growth and Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
--------------------------------------------------------------------------------
  AVERAGE ANNUAL
  TOTAL RETURNS(1)
  as of 10-31-96
      1-YEAR
      18.03%
      3-YEAR
      11.65%
      5-YEAR
      13.14%
      10-YEAR
      10.26%
  SINCE INCEPTION
   (on 12-30-81)
      15.38%
--------------------------------------------------------------------------------
* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Growth and Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Micropal. Source of the Lipper index data is Lipper Analytical Services Inc.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

The Strong  GROWTH & INCOME Fund
================================================================================
The Strong Growth and Income Fund seeks total return by investing for capital growth and income. The Fund invests primarily in companies that pay current dividends and offer potential growth of earnings.


FUND PROVIDED SUPERIOR RETURNS THIS YEAR
We are pleased to present the Fund's first annual report, which covers its performance from its inception on December 29, 1995, through the fiscal year ending October 31, 1996. We are even more pleased to report that the Fund provided shareholders with an impressive gain for the period. The Fund achieved a total return of 24.19%, which compared favorably with the 16.63% return of the S&P 500, and the 14.50% return posted by its peers, as measured by the Lipper Growth and Income Funds Index.1 By the end of October, total assets under management in the Fund had grown to $18 million.*


FIVE LARGEST HOLDINGS
based on net assets as of 10-31-96

SECURITY                   INDUSTRY               % OF NAV
 ................................................................................
Merrill Lynch              Brokerage &
& Company, Inc.            Investment
                           Management                1.5%
 ................................................................................

Kimberly-Clark             Paper &
Corporation                Forest Products           1.1%
 ................................................................................

Sonat, Inc.                Natural Gas
                           Distribution              1.1%
 ................................................................................

Avon Products, Inc.        Cosmetic &
                           Personal Care             1.1%
 ................................................................................

Transocean Offshore, Inc.  Oil Well
                           Equipment & Service       1.1%
 ................................................................................

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.


THE FUND FAVORED THE STOCKS OF LARGER COMPANIES
While the Fund has the flexibility to invest in the stocks of smaller companies, we tended to maintain a significant bias to the stocks of large, well-established, dividend-paying companies throughout the fiscal year. Under certain conditions--for example, rising interest rate environments such as the one that characterized much of 1996--these stocks enjoy advantages over those of smaller companies.


RATES ROSE AS THE ECONOMY SHIFTED GEARS
Economic indicators sent contradictory signals this year, making it difficult to get a clear and definitive view of the economy's growth. Going into the year, many analysts expected 1995's weak growth to continue into 1996. But early in the year, severe winter weather on the East Coast negatively affected economic activity, and a government shutdown delayed the release of key economic reports. When these reports were finally released, they indicated stronger growth than most investors anticipated.

Throughout 1996, sentiment regarding the pace of economic growth ebbed and flowed with every monthly employment figure. Investors, anxious over higher interest rates spawned by a stronger economy, in turn created periods of volatility in the financial markets. As the year progressed, however, economic activity appeared to moderate to a near idyllic pace--strong enough to allow corporations to meet earnings expectations, but subdued enough to keep inflation under control. This "not too hot, not too cold" view of the economy prevailed as the fiscal year drew to a close.


OUR BIAS TOWARD LARGE COMPANY STOCKS PRODUCED EXCELLENT RESULTS
Throughout the fiscal year, we never expected the economy to sustain significantly strong growth. Despite occasional indications to the contrary, our research suggested a greater likelihood for a "steady state" economy hovering in the range of 2-3% annual growth. We therefore positioned the portfolio accordingly, with a bias towards larger companies. These firms offer investors greater stability stemming from the underlying company's financial strength and flexibility, solid yield support from a steady stream of dividends, ready liquidity, and earnings visibility.

We also maintained increased exposure to sectors that typically outperform in such an environment, because they are less dependent on a fast-growing economy to increase their earnings--health care, financial services, consumer non-durables, and energy are examples, as well as selected technology companies, particularly those that offer products that can help enhance productivity. This positioning added value to the Fund throughout 1996, as stocks in these sectors performed particularly well.

In addition, to help enhance the Fund's income earning power, we made ample use of convertible securities--that is, bonds that can be converted into a company's stock when it reaches a certain price. Convertibles offer several advantages. Because they pay a consistent dividend, they tend to be less volatile than shares of common stock. Also, convertible securities allow the Fund to gain exposure to attractive industries that may not otherwise offer dividend-paying stocks.

ASSET ALLOCATION
based on net assets as of 10-31-96

Common Stocks                           81.9%
Convertible Securities                  11.6%
United States Government Issues          0.2%
Short-Term Investments                   6.3%

THE ECONOMY REMAINS UNSETTLED
Economic indicators continue to be contradictory, at least for the near term. Overall, the environment appears to be healthy for investors; high employment, low inflation and moderate economic growth that is strong enough to help corporations sustain their earnings. In addition, inflation remains modest, and the November elections have re-established a political balance that, so far, has been good for the financial markets. Therefore, it's difficult to make a strong case for a substantial change from the current climate.

Given this slow-growth, low-inflation outlook, we will likely continue to emphasize large capitalization stocks from companies that tend to display superior financial performance, including above-average revenue and earnings growth, moderate levels of financial leverage, above-average return on equity, positive cash flow, and management teams focused on enhancing shareholder value.

In addition, the Fund's holdings will continue to be diversified among sectors and industries that we believe offer positive dynamics that can serve as a solid base for future revenue and earnings growth.

Thank you for choosing the Strong Growth and Income Fund. We appreciate your confidence, and we look forward to helping you pursue your investment goals.

Sincerely,



/s/ Rimas Milaitis
Rimas Milaitis
Portfolio Manager
November 13, 1996
[PHOTO OF RIMAS MILAITIS]

--------------------------------------------------------------------------------
GROWTH OF AN ASSUMED $10,000 INVESTMENT
from 12-29-95 through 10-31-96


        The Strong Growth    S&P 500       Lipper Growth and
         & Income Fund        Index*       Income Funds Index*
12-95       10,000            10,000              10,000
3-96        11,145            10,537              10,574
6-96        11,556            11,010              10,846
9-96        12,078            11,350              11,196
10-96       12,419            11,663              11,450


This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500"), and the Lipper Growth and Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
--------------------------------------------------------------------------------
              TOTAL RETURN(1)
       Since inception on 12-29-95
               to 10-31-96
                 24.19%
--------------------------------------------------------------------------------
* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Growth and Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Total return is not annualized, and measures the aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends.

SCHEDULES OF INVESTMENTS IN SECURITIES                   October 31, 1996
--------------------------------------------------------------------------------
STRONG ASSET ALLOCATION FUND
                                                  SHARES OR      VALUE
                                                  PRINCIPAL     (NOTE 2)
                                                    AMOUNT   (In Thousands)
--------------------------------------------------------------------------------
COMMON STOCKS 48.5%
AEROSPACE & DEFENSE 0.3%
Litton Industries, Inc. (b)                          3,300        $ 148
Thiokol Corporation                                 16,500          691
                                                                  -----
                                                                    839
AIRLINE 0.1%
Korean Airline Company, Ltd.                         6,800          127
Thai Airways International PCL (Fgn Reg)           130,000          229
                                                                  -----
                                                                    356
AUTO & TRUCK PARTS 0.4%
Borg-Warner Automotive, Inc.                        25,000          959

AUTOMOBILE 0.0%
Pininfarina Spa                                     13,000          107

BANK - MONEY CENTER 0.2%
The Development Bank of Singapore, Ltd. (Fgn Reg)   27,000          324
Hong Leong Finance, Ltd. (Fgn Reg)                  89,000          272
                                                                  -----
                                                                    596
BANK - REGIONAL 1.8%
City National Corporation                            9,200          161
First American Corporation                          27,000        1,343
First Bank System, Inc.                              2,400          158
First Security Corporation                          42,500        1,248
Mercantile Bancorporation, Inc.                      3,300          164
Old Kent Financial Corporation                       3,700          167
Southern National Corporation                       39,500        1,368
                                                                  -----
                                                                  4,609
BANK - SUPER REGIONAL 1.1%
Bank of Boston Corporation                           2,800          179
Fleet Financial Group, Inc.                         30,000        1,496
U.S. Bancorp                                        27,500        1,100
                                                                  -----
                                                                  2,775
BEVERAGE - ALCOHOLIC 0.7%
The Seagram Company, Ltd.                           50,000        1,894

BEVERAGE - SOFT DRINK 0.1%
The Coca-Cola Company                                3,100          157

BROKERAGE & INVESTMENT MANAGEMENT 3.0%
Amway Japan, Ltd. Premium Exchangeable
  Participating Shares Trust                         3,500           65
Apartment Investment & Management Company
  Class A                                            7,700          179
Commercial Net Lease Realty, Inc.                  120,000        1,650
Equity Residential Properties Trust                 69,600        2,558
Kay Hian James Capel Holdings, Ltd.                250,000          208
Manufactured Home Communities, Inc.                115,000        2,242
Nomura Securities Company, Ltd.                     21,000          346
Peregrine Investment Holdings, Ltd.                235,000          378
Peregrine Investment Holdings, Ltd. Warrants,
  Expire 5/15/98 (b)                                25,500            5
Starwood Lodging Trust                               3,800          171
                                                                  -----
                                                                  7,802
CHEMICAL 0.1%
IMC Global, Inc.                                     4,000          150

CHEMICAL - SPECIALTY 0.1%
Cabot Corporation                                    5,800          140

CLOSED-END FUND 0.5%
The Central European Growth Fund PLC               481,000          467
The Fleming Poland Fund, Ltd. Redeemable
  Participating Preference 'A' Shares               25,510          252
The Fleming Poland Fund, Ltd. Warrants,
  Expire 1/31/99 (b)                                 5,102           13
Mexico Fund                                         18,000          254
The R.O.C. Taiwan Fund (b)                           9,600           94
The Taipei Fund IDR (b)                                 30          260
                                                                  -----
                                                                  1,340

COMMERCIAL SERVICE 0.8%
APAC Teleservices, Inc. (b)                          3,200          148
Caribiner International, Inc. (b)                    3,700          168
Comdisco, Inc.                                      45,000        1,344
Flightsafety International, Inc.                     3,700          183
Getty Communications PLC Sponsored ADR (b)           4,000           55
Outdoor Systems, Inc. (b)                            1,300           58
                                                                  -----
                                                                  1,956
COMPUTER - MAINFRAME 0.0%
International Business Machines Corporation            400           52

COMPUTER - PERIPHERAL EQUIPMENT 0.7%
Seagate Technology, Inc. (b)                        26,400        1,762
Storage Technology Corporation (b)                   3,900          166
                                                                  -----
                                                                  1,928
COMPUTER - PERSONAL & WORKSTATION 0.1%
Dell Computer Corporation (b)                        2,100          171

COMPUTER SERVICE 0.0%
Sykes Enterprises, Inc. (b)                          1,700           79

COMPUTER SOFTWARE 1.9%
Ascend Communications, Inc. (b)                      2,500          163
Autodesk, Inc.                                       6,900          158
Cisco Systems, Inc. (b)                              2,700          167
Netscape Communications Corporation (b)             45,000        1,991
Parametric Technology Corporation (b)                3,300          161
Sterling Commerce, Inc. (b)                          1,800           51
Sterling Software, Inc. (b)                          5,400          176
Sybase, Inc. (b)                                     9,100          160
3Com Corporation (b)                                29,900        2,022
                                                                  -----
                                                                  5,049
COMPUTER SYSTEMS 0.1%
Oracle Systems Corporation (b)                       3,800          161

CONGLOMERATE 1.2%
Guinness Peat Group PLC                          1,063,113          586
Jardine Matheson Holdings, Ltd.                     64,371          364
Keppel Corporation, Ltd.                            74,000          552
Lonrho PLC                                          60,000          146
Loxley PCL (Fgn Reg)                                25,000          181
Mitsubishi Corporation                              34,000          379
Oerlikon - Buehrle Holding AG 'R' (b)                3,000          295
Pathe SA (b)                                         1,000          269
Trans Zambezi Industries, Ltd. GDR
  (Acquired 7/16/96; Cost $247) (b) (d)            110,000          225
                                                                  -----
                                                                  2,997
CONSUMER - MISCELLANEOUS 0.1%
Duracell International, Inc.                         2,600          174

COSMETIC & PERSONAL CARE 0.1%
Estee Lauder Companies, Inc. Class A                 3,800          163
The Gillette Company                                 2,300          172
                                                                  -----
                                                                    335
DIVERSIFIED OPERATIONS 0.7%
Dial Corporation                                   140,000        1,925

ELECTRIC POWER 0.7%
NIPSCO Industries, Inc.                              4,500          170
Public Service Company of Colorado                  46,500        1,720
                                                                  -----
                                                                  1,890
ELECTRICAL EQUIPMENT 0.2%
Amphenol Corporation (b)                             7,400          147
Honeywell, Inc.                                      2,700          168
Molex, Inc. Class A                                  4,700          152
                                                                  -----
                                                                    467
ELECTRONIC INSTRUMENTATION 0.7%
Fisher Scientific International, Inc.               40,000        1,795

ELECTRONIC PRODUCTS - MISCELLANEOUS 0.1%
AVX Corporation                                      7,300          135


                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG ASSET ALLOCATION FUND (continued)
                                                  SHARES OR      VALUE
                                                  PRINCIPAL     (NOTE 2)
                                                    AMOUNT   (In Thousands)
--------------------------------------------------------------------------------
ELECTRONICS - SEMICONDUCTOR/COMPONENT 2.7%
Altera Corporation (b)                              25,500       $1,581
Analog Devices, Inc. (b)                            45,600        1,186
Atmel Corporation (b)                                5,100          129
Intel Corporation                                   17,500        1,923
KLA Instruments Corporation (b)                      6,600          160
National Semiconductor Corporation (b)               8,700          167
Xilinx, Inc. (b)                                    60,000        1,965
                                                                  -----
                                                                  7,111
ENGINEERING & CONSTRUCTION 0.2%
Italian-Thai Development PCL (Fgn Reg)              30,000          159
Ohmoto Gumi Company, Ltd.                           10,000          154
Semen Cibinong PT (Fgn Reg)                         94,000          206
                                                                  -----
                                                                    519
FINANCE - MISCELLANEOUS 0.5%
Finance One PCL (Fgn Reg)                           50,000          141
Gemina SPA (b)                                     725,000          323
SGS (Societe Generale de Surveillance) Holdings SA     285          645
SunAmerica, Inc.                                     4,300          161
                                                                  -----
                                                                  1,270
FOOD 2.6%
CPC International, Inc.                             15,300        1,207
Davomas Abadi PT                                   300,000          277
Dean Foods Company                                   5,500          160
Hershey Foods Corporation                            3,600          174
Interstate Bakeries Corporation                     40,000        1,695
Lancaster Colony Corporation                         1,300           49
Nabisco Holdings Corporation                         4,900          183
Nestle AG                                              495          536
Unilever NV                                         17,000        2,599
                                                                  -----
                                                                  6,880
HEALTHCARE - BIOMEDICAL/GENETIC 0.6%
Centocor, Inc. (b)                                  49,900        1,466

HEALTHCARE - DRUG/DIVERSIFIED 0.9%
Abbott Laboratories                                  3,200          162
Astra AB                                            29,000        1,331
Biovail Corporation International (b)               20,000          585
Pfizer, Inc.                                         2,000          166
Rhone Poulenc Rorer, Inc.                            1,400           94
                                                                  -----
                                                                  2,338
HEALTHCARE - MEDICAL SUPPLY 0.6%
Amerisource Distribution Corporation Class A (b)     4,000          169
NCS Healthcare, Inc. Class A (b)                     4,900          149
Patterson Dental Company (b)                         5,500          154
Steris Corporation (b)                              30,000        1,133
                                                                  -----
                                                                  1,605
HEALTHCARE - PATIENT CARE 0.7%
Compdent Corporation (b)                             4,300          148
Medpartners, Inc. (b)                               70,000        1,479
Renal Treatment Centers, Inc. (b)                    5,100          136
Tenet Healthcare Corporation (b)                     7,100          148
                                                                  -----
                                                                  1,911
HEALTHCARE - PRODUCT 0.6%
Boston Scientific Corporation (b)                    2,900          158
Cellegy Pharmaceuticals, Inc. (b)                   20,000           97
R.P. Scherer Corporation (b)                        31,000        1,438
                                                                  -----
                                                                  1,693
HOUSEHOLD APPLIANCE & FURNISHINGS 0.1%
Harman International Industries, Inc.                1,000           51
Philips Electronics NV ADR                           7,500          264
                                                                  -----
                                                                    315
HOUSING RELATED 0.4%
Loctite Corporation                                  3,600          211
Nichiha                                              8,800          162
Owens Corning                                        4,300          167
Royal Plastics Group, Ltd. (b)                      32,000          600
                                                                  -----
                                                                  1,140

INSURANCE - DIVERSIFIED 0.3%
Equitable Companies, Inc.                           25,700          604
Travelers Corporation                                3,100          168
                                                                  -----
                                                                    772
INSURANCE - LIFE 0.7%
Conseco, Inc.                                        2,100          112
Equitable of Iowa Companies                         42,500        1,780
                                                                  -----
                                                                  1,892
INSURANCE - MULTI-LINE 0.8%
Horace Mann Educators Corporation                   60,000        2,055
MGIC Investment Corporation                          2,400          165
                                                                  -----
                                                                  2,220
INSURANCE - PROPERTY & CASUALTY 1.2%
ACE, Ltd.                                            2,900          159
ITT Hartford Group, Inc.                            30,000        1,890
Mid Ocean, Ltd.                                     19,000          893
TIG Holdings, Inc.                                   5,400          156
                                                                  -----
                                                                  3,098
LEISURE PRODUCT 0.0%
Ek Chor China Motorcycle Company, Ltd.               7,800           46

LEISURE SERVICE 1.8%
CDL Hotels International, Ltd.                     705,075          365
CDL Hotels New Zealand, Ltd. (b)                   638,000          207
Circus Circus Enterprises, Inc. (b)                  5,000          173
Mirage Resorts, Inc. (b)                             6,700          147
Sodak Gaming, Inc. (b)                              47,500          861
Sydney Aquarium, Ltd.                              137,000          379
Toho Company                                         4,090          628
Tourism Holdings, Ltd.                               5,000           11
WMS Industries, Inc. (b)                            75,000        1,837
                                                                  -----
                                                                  4,608
MACHINE TOOL 0.6%
Kennametal, Inc.                                    45,000        1,530

MACHINERY - AGRICULTURE 0.1%
Deere & Company                                      3,600          150

MACHINERY - MISCELLANEOUS 0.1%
Bukaka Teknik Utama PT (Fgn Reg)                   177,000          160
Greenwich Air Services, Inc. (b)                     7,400          125
                                                                  -----
                                                                    285
MEDIA - PUBLISHING 0.2%
Arnoldo Mondadori Editore Spa                       32,000          236
Matichon Public Company, Ltd.                       92,000          357
                                                                  -----
                                                                    593
MEDIA - RADIO/TV 2.6%
American Radio Systems Corporation (b)               4,500          137
American Telecasting, Inc. Warrants,
  Expire 8/10/00 (b)                                   350            5
Comcast UK Cable Partners, Ltd. Class A ADR (b)    135,000        1,704
Cox Communications, Inc. Class A (b)               100,000        1,850
Mediaset Spa Sponsored ADR
  (Acquired 7/05/96; Cost $46) (b) (d)               1,000           47
Tele-Communications, Inc. Class A (b)               80,000          995
Telemundo Group, Inc. Class A (b)                   75,000        2,081
                                                                  -----
                                                                  6,819
METAL PRODUCTS & FABRICATION 0.1%
Email, Ltd.                                        115,387          317

METALS & MINING 0.7%
Aberfoyle, Ltd.                                     97,000          203
Ashanti Goldfields Company, Ltd. GDR                20,000          327
Normandy Mining, Ltd. (b)                          508,000          691
Phelps Dodge Corporation                             1,200           75
Tambang Timah PT GDR                                35,000          535
                                                                  -----
                                                                  1,831
NATURAL GAS DISTRIBUTION 1.5%
El Paso Natural Gas Company                          3,400          165
Enron Corporation                                   48,900        2,274
KN Energy, Inc.                                      4,700          176


                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)           October 31, 1996
--------------------------------------------------------------------------------
STRONG ASSET ALLOCATION FUND (continued)
                                                  SHARES OR      VALUE
                                                  PRINCIPAL     (NOTE 2)
                                                    AMOUNT   (In Thousands)
--------------------------------------------------------------------------------
Sonat, Inc.                                         25,000     $  1,231
WICOR, Inc.                                          4,300          153
                                                               --------
                                                                  3,999
OIL - INTERNATIONAL INTEGRATED 1.5%
Royal Dutch Petroleum Company                       21,000        3,473
YPF Sociedad Anonima ADR                            24,000          546
                                                               --------
                                                                  4,019
OIL - NORTH AMERICAN EXPLORATION &
  PRODUCTION 0.2%
Burlington Resources, Inc.                           3,500          176
Flores & Rucks, Inc. (b)                             3,900          184
Union Pacific Resources Group, Inc.                  5,600          154
United Meridian Corporation (b)                      1,800           85
                                                               --------
                                                                    599
OIL - NORTH AMERICAN INTEGRATED 0.5%
Ultramar Corporation                                50,000        1,431

OIL WELL EQUIPMENT & SERVICE 2.1%
Cooper Cameron Corporation (b)                       3,000          192
Noble Drilling Corporation (b)                     109,100        2,032
Seitel, Inc. (b)                                     3,100          123
Smith International, Inc. (b)                        3,300          125
Transocean Offshore, Inc.                           15,600          987
Weatherford Enterra, Inc. (b)                       49,800        1,444
Western Atlas, Inc.                                 10,000          694
                                                               --------
                                                                  5,597
PAPER & FOREST PRODUCTS 0.3%
Fletcher Challenge, Ltd. Forestry Division         182,263          304
Kimberly-Clark Corporation                           1,900          177
The Mead Corporation                                 2,900          165
Willamette Industries, Inc.                          2,500          169
                                                               --------
                                                                    815
PERSONAL & COMMERCIAL LENDING 0.1%
Household International, Inc.                        2,000          177

POLLUTION CONTROL 0.0%
United Waste Systems, Inc. (b)                       3,600          124

RAILROAD 0.0%
Burlington Northern Santa Fe Corporation             1,100           91

REAL ESTATE 0.9%
Ciputra Development PT (Fgn Reg)                   242,000          177
Ciputra Development PT Rights                      121,000           12
Diamond City Company                                36,000          281
Shortland Properties, Ltd.                       1,111,500          770
Singapore Land, Ltd.                                40,000          221
Sotogrande SA (b)                                  130,000          249
TOC Company, Ltd.                                   70,000          768
                                                               --------
                                                                  2,478
RETAIL - FOOD CHAIN 0.1%
Familymart, Inc.                                     6,600          276
The Kroger Company (b)                               1,500           67
                                                               --------
                                                                    343
RETAIL - RESTAURANT 0.2%
Brinker International, Inc. (b)                      9,600          163
McDonald's Corporation                               3,300          146
Quality Dining, Inc. (b)                             5,100          110
                                                               --------
                                                                    419
RETAIL - SPECIALTY 1.1%
Cortefiel, SA                                       10,000          279
CUC International, Inc. (b)                         85,000        2,082
The Home Depot, Inc.                                 2,900          159
MSC Industrial Direct Company, Inc. Class A (b)      4,400          163
Movie Gallery, Inc. (b)                              2,300           31
Tech Data Corporation (b)                            5,900          152
                                                               --------
                                                                  2,866
SAVINGS & LOAN 0.3%
Great Western Financial Corporation                 30,500          854

SHOE & APPAREL MANUFACTURING 0.9%
Adidas AG                                           17,500        1,497
Saha Union PCL (Fgn Reg)                           250,000          292
Simint Spa (b)                                     120,000          332
Warnaco Group, Inc. Class A                          6,300          157
                                                               --------
                                                                  2,278
STEEL 0.9%
Chubu Steel Plate Company, Ltd.                     47,000          257
UCAR International, Inc. (b)                        55,000        2,152
                                                               --------
                                                                  2,409
TELECOMMUNICATION EQUIPMENT 1.2%
Ericsson (LM) Telephone Company ADR Class B          6,200          171
Nokia Corporation Sponsored ADR                     65,000        3,014
                                                               --------
                                                                  3,185
TELECOMMUNICATION SERVICE 1.6%
American Communications Services, Inc. Warrants,
  Expire 11/01/05 (b)                                1,750          149
Nippon Telegraph & Telephone Corporation                48          335
Portugal Telecom SA Sponsored ADR                    7,000          181
360 Communications Company (b)                     102,000        2,308
U.S. West, Inc. Media Group (b)                     80,000        1,250
                                                               --------
                                                                  4,223
TELEPHONE 0.1%
Cincinnati Bell, Inc.                                3,000          148
Telefonos de Mexico SA ADR Series L                  6,000          183
                                                               --------
                                                                    331
TRUCKING 0.1%
Consolidated Freightways, Inc.                       7,100          170
US Freightways Corporation                           1,800           39
                                                               --------
                                                                    209
                                                               --------
TOTAL COMMON STOCKS (COST $122,720)                             127,694

PREFERRED STOCKS 2.7%
Cablevision Systems Corporation Depositary
  Shares Representing 1/100th Preferred
  Series M 11.125%                                  10,278          943
Fresenius National Medical Care, Inc. Class D (b)    1,700            0
The News Corporation, Ltd.                         140,248          616
Panamsat Corporation 12.75% Senior Preferred         2,000        2,483
SI Financing Trust I Preferred Stock Units 9.50%   120,000        3,090
                                                               --------
TOTAL PREFERRED STOCKS (COST $6,916)                              7,132

CONVERTIBLE PREFERRED STOCKS 0.8%
Sun Company, Inc. Depositary Shares Representing
  1/2 Preferred Series A $1.80 (COST $2,440)        90,000        2,126

CONVERTIBLE BONDS 2.0%
Apache Corporation Subordinated Debentures,
  6.00%, Due 1/15/02 (Acquired 8/09/96;
  Cost $1,740) (d)                                  $1,500        1,909
Equitable Companies, Inc. Subordinated Debentures,
  6.125%, Due 12/15/24                                 177          199
Hexcel Corporation Subordinated Notes, 7.00%,
  Due 8/01/03                                        1,500        1,978
North American Vaccine, Inc. Subordinated Notes,
  6.50%, Due 5/01/03 (Acquired 5/01/96 - 8/26/96;
  Cost $1,211) (d)                                   1,210        1,198
                                                               --------
TOTAL CONVERTIBLE BONDS (COST $4,756)                             5,284

CORPORATE BONDS 22.5%
Acme Metals, Inc. Senior Secured Discount Notes,
  13.50%, Due 8/01/04                                1,165        1,148
AES Corporation Senior Subordinated Notes,
  10.25%, Due 7/15/06                                1,000        1,069
Aztar Corporation Senior Subordinated Notes,
  13.75%, Due 10/01/04                               1,000        1,095
CalEnergy, Inc. Senior Notes, 9.50%, Due 9/15/06
  (Acquired 9/18/96; Cost $1,494) (d)                1,500        1,515
Casino Magic Louisiana Corporation Senior
  Secured Notes, 13.00%, Due 8/15/03
  (Acquired 8/19/96; Cost $1,521) (d)                1,500        1,523

                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG ASSET ALLOCATION FUND (continued)
                                                  SHARES OR      VALUE
                                                  PRINCIPAL     (NOTE 2)
                                                    AMOUNT   (In Thousands)
--------------------------------------------------------------------------------
Cinemark USA, Inc. Senior Subordinated Notes,
  9.625%, Due 8/01/08 (Acquired 8/12/96;
  Cost $996) (d)                                   $ 1,000      $   975
Comtel Brasileira, Ltd. Secured Yankee Notes,
  10.75%, Due 9/26/04 (Acquired 9/18/96;
  Cost $3,000) (d)                                   3,000        3,067
Empresa Electrica Guacolda SA Yankee Senior
  Secured Loan Participation Certificates, 7.60%,
  Due 4/30/01(Acquired 10/04/96; Cost $1,519) (d)    1,500        1,527
First Nationwide Parent Holdings, Ltd. Senior
  Exchange Notes, 12.50%, Due 4/15/03
  (Acquired 4/12/96 - 5/03/96; Cost $1,500) (d)      1,500        1,631
Frontiervision Operating Partners LP/Frontiervision
  Capital Corporation Senior Subordinated Notes,
  11.00%, Due 10/15/06                               1,000          998
HUBCO, Inc. Subordinated Debentures, 8.20%,
  Due 9/15/06 (Acquired 9/10/96; Cost $998) (d)      1,000        1,041
Intermedia  Capital Partners IV  LP/Intermedia
  Partners IV Capital  Corporation Senior Discount
  Notes,  11.25%, Due 8/01/06 (Acquired 8/05/96 -
  8/20/96; Cost $4,290) (d)                          4,200        4,200
International CableTel, Inc. Senior Discount Notes,
  Series B, Zero %, Due 2/01/06 (Rate Reset Effective
  2/01/00)                                           2,500        1,525
International Home Foods Senior Subordinated
  Notes, 10.375%, Due 11/01/06 (Acquired 10/29/96;
  Cost $2,000) (d)                                   2,000        2,025
International Wireless Communications Holdings, Inc.
  Senior Secured Discount Notes, Zero %,
  Due 8/15/01 (Acquired 8/09/96; Cost $2,033) (d)    4,000        2,180
JPS Automotive Products Corporation Senior Notes,
  11.125%, Due 6/15/01                               2,000        2,065
Majestic Star Casino LLC Senior Secured Notes,
  12.75%, Due 5/15/03 (Acquired 8/05/96;
  Cost $1,087) (d)                                   1,000        1,077
Marcus Cable Operating Company LP/Marcus Cable
  Capital Corporation II Senior Subordinated
  Discount Notes, Zero %, Due 8/01/04
  (Rate Reset Effective 8/01/99)                     1,000          760
MYDFA Trust Floating Rate Certificates, 6.6875%,
  Due 9/15/07 (Acquired 10/02/96; Cost $4,232) (d)   5,000        4,181
National Energy Group, Inc. Senior Notes, 10.75%,
  Due 11/01/06 (Acquired 10/29/96; Cost $1,500) (d)  1,500        1,506
Nextlink Communications LLC Senior Notes, 12.50%,
  Due 4/15/06                                        1,500        1,541
Noble Drilling Corporation Senior Notes, 9.125%,
  Due 7/01/06                                        2,500        2,656
Owens-Illinois, Inc. Senior Debentures, 11.00%,
  Due 12/01/03                                       1,417        1,562
Pagemart, Inc. Senior Discount Notes, Zero %,
  Due 11/01/03                                       1,000          770
Pagemart Nationwide, Inc. Senior Discount Notes,
  Zero %, Due 2/01/05 (Rate Reset Effective 2/01/00) 1,000          675
Paging Network, Inc. Senior Subordinated Notes,
  11.75%, Due 5/15/02                                  110          119
Panamsat L.P./ Panamsat Capital Corporation Senior
  Secured Notes, 9.75%, Due 8/01/00                  1,105        1,174
Printpack, Inc.  Senior Subordinated Notes, Series A,
  10.625%, Due 8/15/06 (Acquired 8/16/96;
  Cost $2,028) (d)                                   2,000        2,060
Ralphs Grocery Company Senior Notes, 10.45%,
  Due 6/15/04                                        1,500        1,526
Republic of Argentina Bonds, 9.25%, Due 2/23/01      1,000          980
Revlon Worldwide Corporation Senior Secured
  Discount Notes, Series B, Zero %, Due 3/15/98      1,650        1,462
Santa Fe Pacific Gold Corporation Senior
  Debentures, 8.375%, Due 7/01/05                    2,770        2,819
Teekay Shipping Corporation Guaranteed First
  Preferred Mortgage Notes, 8.32%, Due 2/01/08       2,000        1,940
UIH Australia/PAC, Inc. Senior Discount Notes,
  Series B, Zero%, Due 5/15/06 (Rate Reset Effective
  5/15/01)                                           2,025        1,068
U.S. Air, Inc. Guaranteed Senior Notes, 10.00%,
  Due 7/01/03                                          500          480
USAir 1993-A Pass-Thru Trust Certificates, Series
  1993-A2, 9.625%, Due 9/01/03                       1,675        1,650
Western Wireless Corporation Senior Subordinated
  Notes, 10.50%, Due 2/01/07 (Acquired 10/18/96;
  Cost $1,500) (d)                                   1,500        1,504
                                                                -------
TOTAL CORPORATE BONDS (COST $58,550)                             59,094

NON-AGENCY MORTGAGE & ASSET-BACKED
  SECURITIES 9.7%
Aircraft Lease Portfolio Securitization Pass-Thru
  Trust Certificates, Series 1996-1, Class D, 12.75%,
  Due 6/15/06 (Acquired 6/18/96; Cost $2,500) (d)    2,500        2,575
Chase Mortgage Finance Corporation Mortgage
  Pass-Thru Certificates, Series 1990-G, Class A-Z1,
  9.50%, Due 12/25/21                                1,114        1,136
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit Pass-Thru
  Certificates, Series 1992-5, Class M, 8.00%,
  Due 3/25/22 (c)                                    2,996        2,997
First Boston Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates:
  Series 1993-2, Class A-3, 7.50%, Due 3/25/33 (c)   3,029        3,080
  Series 1994-MHC1, Class A-1X, Interest Only,
  3.2976%, Due 4/25/11                              10,264          180
Lennar U.S. Partners, Ltd. Partnership Structured
  Notes, Series 1995-1, Class E, 9.75%, Due 5/15/05
  (Acquired 9/27/95; Cost $5,509) (c) (d)            5,500        5,507
MDC Asset Investors Trust V Collateralized
  Mortgage Obligation, Class V-2, 9.325%,
  Due 12/01/17                                         109          110
Prudential Home Mortgage Securities Company, Inc.
  Real Estate Mortgage Investment Conduit
  Pass-Thru Certificates, Series 1992-33, Class B3,
  7.50%, Due 11/25/22 (c)                            2,500        2,341
RTC Variable Rate Mortgage Pass-Thru Securities,
  Inc., Series 1992-7, Class A-3, 7.3614%,
  Due 3/25/22 (c)                                    2,253        2,284
Ryland Mortgage Securities Corporation III Variable
  Rate Collateralized Mortgage Bonds, Series 1992-C,
  Class 3-A, 11.7766%, Due 11/25/30                    561          596
Westam Mortgage Financial Corporation
  Collateralized Mortgage Bonds, Series 10,
  Class 10-D, Principal Only, Due 7/26/18 (c)        7,371        4,828
                                                                -------
TOTAL NON-AGENCY MORTGAGE & ASSET-BACKED
  SECURITIES (COST $25,381)                                      25,634


UNITED STATES GOVERNMENT & AGENCY
  ISSUES 6.4%
FHLMC Guaranteed Multiclass Mortgage
  Participation Certificates:
  Series 1181, Class 1181-G, 7.50%, Due 8/15/05        421          427
  Series 1257, Class 1257-J, 7.00%, Due 4/15/07        210          205
FHLMC Guaranteed Pass-Thru Certificates:
  9.50%, Due 1/01/06                                   165          175
  10.25%, Due 3/01/15                                  177          193
  10.50%, Due 1/01/16                                   35           39
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates,
  11.00%, Due 10/01/00 thru 11/01/00                   183          194
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates:
  Series 1992-137, Class BA, 3.50%, Due 1/25/17        521          497
  Series 1992-187, Class SA, 8.40%, Due 10/25/07(c)  2,290        2,157

                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)         October 31, 1996
--------------------------------------------------------------------------------
STRONG ASSET ALLOCATION FUND (continued)
                                                  SHARES OR      VALUE
                                                  PRINCIPAL     (NOTE 2)
                                                    AMOUNT   (In Thousands)
--------------------------------------------------------------------------------
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate Pass-Thru
  Certificates, Series G92-61, Class FJ, 5.939%,
  Due 10/25/22                                      $  585     $    574
GNMA Guaranteed Pass-Thru Certificates:
  7.50%, Due 12/15/07                                2,400        2,493
  10.25%, Due 10/15/98                                  21           22
  11.00%, Due 9/15/17                                2,135        2,398
Small Business Administration Guaranteed Loan,
  Interest Only Custodial Receipts, Series 1993-1A,
  2.531%, Due 2/15/18                               20,009        1,907
United States Treasury Notes:
  6.00%, Due 9/30/98                                 4,000        4,020
  6.375%, Due 9/30/01                                1,500        1,518
                                                               --------
TOTAL UNITED STATES GOVERNMENT & AGENCY
  ISSUES (COST $16,863)                                          16,819

OPTIONS 0.2%
Merrill Lynch Swaption (The option to receive a fixed
  interest rate of 7.75%; exercisable at a strike price
  of $100 beginning 4/09/04 and expiring 4/09/25.)
  (COST $440)                                        9,500          567

SHORT-TERM INVESTMENTS (a) 5.3%
COMMERCIAL PAPER 5.0%
DISCOUNTED 4.8%
Painewebber Group, Inc., Due 11/01/96               $3,600        3,600
Salomon, Inc., Due 11/01/96                          9,000        9,000
                                                               --------
                                                                 12,600
INTEREST BEARING, DUE UPON DEMAND 0.2%
Johnson Controls, Inc., 5.04%                          449          449
Wisconsin Electric Power Company, 5.06%                113          113
                                                               --------
                                                                    562
                                                               --------
Total Commercial Paper                                           13,162

CORPORATE BONDS 0.1%
Chrysler Financial Corporation Medium Term Notes,
  6.21%, Due 7/21/97                                   200          201

UNITED STATES GOVERNMENT ISSUES 0.2%
United States Treasury Bills:
  Due 11/21/96 (c)                                      75           75
  Due 12/12/96 (c)                                     175          174
  Due 12/19/96 (c)                                     100           99
  Due 1/02/97 (c)                                      150          149
  Due 1/09/97                                           10           10
                                                               --------
                                                                    507
                                                               --------
TOTAL SHORT-TERM INVESTMENTS (COST $13,870)                      13,870
                                                               --------
TOTAL INVESTMENTS IN SECURITIES
  (COST $251,936) 98.1%                                         258,220
Other Assets and Liabilities, Net 1.9%                            4,950
                                                               --------
NET ASSETS 100.0%                                              $263,170
                                                               ========


FUTURES
-------
                                              UNDERLYING
                                              FACE AMOUNT     UNREALIZED
                                EXPIRATION     AT VALUE      APPRECIATION
                                   DATE      (In Thousands) (In Thousands)
--------------------------------------------------------------------------------
Purchased:
  15 S&P Midcap                     12/96        $1,830         $14
  25 Five-Year U.S.Treasury Notes   12/96         2,681          60


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
-------------------------------------------
                                         VALUE          UNREALIZED
                     SETTLEMENT          IN USD        DEPRECIATION
                        DATE         (In Thousands)    (In Thousands)
--------------------------------------------------------------------------------
Sold:
  20,520,000 FRF       4/25/97          ($4,045)           ($45)


                                               PERCENTAGE OF
COUNTRY DIVERSIFICATION                         NET ASSETS
------------------------------------------------------------
 United States ....................................  79.8%
 Brazil ...........................................   2.8%
 Netherlands ......................................   2.4%
 Japan ............................................   1.4%
 Australia ........................................   1.2%
 Finland ..........................................   1.1%
 Canada ...........................................   1.0%
 New Zealand ......................................   0.7%
 United Kingdom ...................................   0.7%
 Argentina ........................................   0.6%
 Chile ............................................   0.6%
 Germany ..........................................   0.6%
 Singapore ........................................   0.6%
 Sweden ...........................................   0.6%
 Switzerland ......................................   0.6%
 Indonesia ........................................   0.5%
 Thailand .........................................   0.5%
 Bermuda ..........................................   0.4%
 Hong Kong ........................................   0.4%
 Italy ............................................   0.4%
 Mexico ...........................................   0.2%
 Russia ...........................................   0.2%
 Spain ............................................   0.2%
 France ...........................................   0.1%
 Ghana ............................................   0.1%
 Poland ...........................................   0.1%
 Portugal .........................................   0.1%
 Taiwan ...........................................   0.1%
 Zimbabwe .........................................   0.1%
 China ............................................   0.0%
 South Korea ......................................   0.0%
 Other Assets & Liabilities, Net ..................   1.9%
                                                    ------
 Total                                              100.0%
                                                    ======


--------------------------------------------------------------------------------
STRONG EQUITY INCOME FUND
                                                  SHARES OR      VALUE
                                                  PRINCIPAL     (NOTE 2)
                                                    AMOUNT   (In Thousands)
--------------------------------------------------------------------------------
COMMON STOCKS 82.4%
AEROSPACE & DEFENSE 3.2%
B.F. Goodrich & Company                              6,700       $  284
Boeing Company                                       3,200          305
Gulfstream Aerospace Corporation (b)                 1,500           35
United Technologies Corporation                      2,300          296
                                                                 ------
                                                                    920
AUTO & TRUCK PARTS 0.4%
SPX Corporation                                      4,500          128

BANK - MONEY CENTER 3.1%
Bankers Trust New York Corporation                   3,300          279
Chase Manhattan Corporation                          3,900          334
Citicorp                                             2,900          287
                                                                 ------
                                                                    900
BANK - REGIONAL 1.0%
Northern Trust Company                               4,000          277

BANK - SUPER REGIONAL 4.3%
Banc One Corporation                                 6,400          271
Comerica, Inc.                                       4,000          212
First Union Corporation                              3,400          247
KeyCorp                                              4,900          228
PNC Bank Corporation                                 7,480          271
                                                                 ------
                                                                  1,229
BROKERAGE & INVESTMENT MANAGEMENT 6.1%
Equity Residential Properties Trust                  6,300          232
Felcor Suite Hotels, Inc.                            7,700          252
First Industrial Realty Trust, Inc.                 10,500          272


                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG EQUITY INCOME FUND (continued)
                                                  SHARES OR      VALUE
                                                  PRINCIPAL     (NOTE 2)
                                                    AMOUNT   (In Thousands)
--------------------------------------------------------------------------------
Prentiss Properties Trust (b)                       13,600       $  280
Reckson Associates Realty Corporation                4,200          150
Standard & Poors Depositary Receipt Trust
  Unit Series 1                                      3,500          248
Starwood Lodging Trust                               6,800          306
                                                                 ------
                                                                  1,740
CHEMICAL 1.8%
Monsanto Company                                     9,500          376
Potash Corporation of Saskatchewan, Inc.             2,100          149
                                                                 ------
                                                                    525
CHEMICAL - SPECIALTY 1.2%
Betzdearborn, Inc.                                   3,900          205
W.R. Grace & Company (b)                             2,800          148
                                                                 ------
                                                                    353
COMMERCIAL SERVICE 0.7%
Avery Dennison Corporation                           3,150          207

COMPUTER - MAINFRAME 1.0%
International Business Machines Corporation          2,300          297

COSMETIC & PERSONAL CARE 1.9%
Alberto Culver Company Class A                       6,500          258
Avon Products, Inc.                                  5,300          288
                                                                 ------
                                                                    546
DIVERSIFIED OPERATIONS 5.8%
Allied Signal, Inc.                                  3,600          236
Dial Corporation                                    12,100          166
E.I. du Pont de Nemours & Company                    2,800          260
Lockheed Martin Corporation                          2,800          251
Minnesota Mining & Manufacturing Company             3,500          268
Textron, Inc.                                        3,200          284
Viad Corporation                                    12,900          187
                                                                 ------
                                                                  1,652
ELECTRIC POWER 0.9%
Allegheny Power Systems, Inc.                        8,400          251

ELECTRICAL EQUIPMENT 3.5%
Emerson Electric Company                             3,200          285
General Electric Company                             2,300          223
Honeywell, Inc.                                      4,500          280
Westinghouse Electric Corporation                   13,300          228
                                                                 ------
                                                                  1,016
ELECTRONIC INSTRUMENTATION 1.6%
Fisher Scientific International, Inc.                5,200          233
Perkin Elmer Corporation                             4,400          236
                                                                 ------
                                                                    469
ELECTRONICS - SEMICONDUCTOR/COMPONENT 1.0%
Intel Corporation                                    2,600          286

ENGINEERING & CONSTRUCTION 0.9%
Fluor Corporation                                    3,800          249

FINANCE - MISCELLANEOUS 1.6%
American Express Company                             3,900          183
Dean Witter, Discover & Company                      4,600          271
                                                                 ------
                                                                    454
FOOD 4.0%
Dole Food Company, Inc.                              4,810          188
Interstate Bakeries Corporation                      6,700          284
Ralston Purina Company - Ralston Purina Group        4,000          264
Sara Lee Corporation                                 4,800          170
Unilever NV                                          1,600          245
                                                                 ------
                                                                  1,151
HEALTHCARE - DRUG/DIVERSIFIED 5.2%
American Home Products Corporation                   3,700          227
Johnson & Johnson                                    4,200          207
Eli Lilly and Company                                4,000          282
Merck & Company, Inc.                                3,750          278
Pfizer, Inc.                                         3,400          281
Warner-Lambert Company                               3,400          216
                                                                 ------
                                                                  1,491
HEALTHCARE - MEDICAL SUPPLY 0.8%
Becton, Dickinson & Company                          5,000          217

HEALTHCARE - PATIENT CARE 0.7%
Columbia/HCA Healthcare Corporation                  5,700          204

HEALTHCARE - PRODUCT 0.5%
Pall Corporation                                     5,700          146

HOUSEHOLD APPLIANCE & FURNISHINGS 1.9%
Harman International Industries, Inc.                5,000          257
Tupperware Corporation                               5,600          288
                                                                 ------
                                                                    545
HOUSING RELATED 0.8%
Sherwin Williams Company                             4,700          236

INSURANCE - DIVERSIFIED 0.9%
Travelers Corporation                                5,000          271

INSURANCE - LIFE 0.9%
Reliastar Financial Corporation                      4,900          260

INSURANCE - PROPERTY & CASUALTY 0.4%
American Bankers Insurance Group, Inc.               2,600          125

LEISURE PRODUCT 0.6%
Hasbro, Inc.                                         4,100          159

MACHINERY - AGRICULTURE 0.8%
Deere & Company                                      5,200          217

MEDIA - PUBLISHING 1.0%
Houghton Mifflin Company                             5,700          283

MORTGAGE & RELATED SERVICE 0.9%
Green Tree Financial Corporation                     6,400          254

NATURAL GAS DISTRIBUTION 4.9%
El Paso Natural Gas Company                          6,300          306
Enron Corporation                                    5,900          274
NGC Corporation                                     14,100          254
PanEnergy Corporation                                6,900          266
Sonat, Inc.                                          6,400          315
                                                                 ------
                                                                  1,415
OIL - INTERNATIONAL INTEGRATED 2.0%
Mobil Corporation                                    2,500          292
Royal Dutch Petroleum Company                        1,650          273
                                                                 ------
                                                                    565
OIL - NORTH AMERICAN INTEGRATED 0.6%
USX-Marathon Group                                   8,100          177

OIL WELL EQUIPMENT & SERVICE 3.8%
Halliburton Company                                  2,800          159
Schlumberger, Ltd.                                   3,200          317
Transocean Offshore, Inc.                            4,700          297
Western Atlas, Inc. (b)                              4,500          312
                                                                 ------
                                                                  1,085
PAPER & FOREST PRODUCTS 1.1%
Kimberly-Clark Corporation                           3,500          326

PERSONAL & COMMERCIAL LENDING 1.8%
Associates First Capital Corporation                 6,000          260
Household International, Inc.                        2,800          248
                                                                 ------
                                                                    508
RAILROAD 0.5%
Burlington Northern Santa Fe Corporation             1,700          140

RETAIL - DEPARTMENT STORE 0.9%
J.C. Penney Company, Inc.                            5,000          262


                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)          October 31, 1996
-------------------------------------------------------------------------------
STRONG EQUITY INCOME FUND (continued)
                                                  SHARES OR      VALUE
                                                  PRINCIPAL     (NOTE 2)
                                                    AMOUNT   (In Thousands)
--------------------------------------------------------------------------------
RETAIL - FOOD CHAIN 0.9%
Safeway, Inc. (b)                                    6,200      $   266

RETAIL - SPECIALTY 1.7%
Footstar, Inc. (b)                                   1,497           33
Intimate Brands, Inc.                               13,800          250
Melville Corporation                                 5,200          194
                                                                -------
                                                                    477
SOAP & CLEANING PREPARATION 1.8%
Clorox Company                                       2,600          284
Colgate Palmolive Company                            2,850          262
                                                                -------
                                                                    546
TELECOMMUNICATION EQUIPMENT 1.0%
Nokia Corporation Sponsored ADR                      6,000          278

TELEPHONE 1.3%
BellSouth Corporation                                5,000          204
Frontier Corporation                                 6,000          174
                                                                -------
                                                                    378
TOBACCO 0.7%
Philip Morris Companies, Inc.                        2,100          195
                                                                -------
TOTAL COMMON STOCKS (COST $21,623)                               23,676

PREFERRED STOCKS 0.0%
Fresenius National Medical Care, Inc. Preferred
Class D (b) (COST $0)                                2,800            0

CONVERTIBLE PREFERRED STOCKS 4.6%
Corning LP Monthly Income 6.00% Preferred
  Securities                                         3,800          213
MFS Communications, Inc. Depositary Shares
  Representing 1/100 Share 8.00%                     1,900          165
Merrill Lynch & Company, Inc. Structured
  Yield Product 7.25%                                3,800          236
Merrill Lynch & Company, Inc. Strypes, 6.50%,
  Due 8/15/98 (Exchangeable for MGIC Investment
  Corporation Common Stock)                          4,300          264
SCI Financial LLC Terminal Convertible Shares
  Series A $3.125                                    1,910          180
Wendy's Financing I Guaranteed Terminal
  Convertible Preferred Trust Securities,
  Series A 5.00%                                     5,000          254
                                                                -------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (COST $1,231)                                                   1,312

CONVERTIBLE BONDS 7.4%
Altera Corporation Subordinated Notes, 5.75%,
  Due 6/15/02 (Acquired 8/02/96; Cost $203) (d)       $185          254
Danka Business Systems PLC Subordinated Notes,
  6.75%, Due 4/01/02                                   135          198
Federated Department Stores, Inc. Subordinated
  Notes, 5.00%, Due 10/01/03                           200          227
Hexcel Corporation Subordinated Notes, 7.00%,
  Due 8/01/03                                          200          264
Magna International, Inc. Yankee Subordinated
  Debentures, 5.00%, Due 10/15/02                       57           63
Nabors Industries, Inc. Subordinated Notes, 5.00%,
  Due 5/15/06                                          185          210
Saks Holdings, Inc. Subordinated Notes, 5.50%,
  Due 9/15/06                                          210          221
Sanifill, Inc. Subordinated Debentures, 5.00%,
  Due 3/01/06                                          200          257
Scholastic Corporation Subordinated Debentures,
  5.00%, Due 8/15/05 (Acquired 7/12/96 - 9/25/96;
  Cost $212) (d)                                       200          227
Staples, Inc. Subordinated Debentures, 4.50%,
  Due 10/01/00 (Acquired 9/04/96 - 9/10/96;
  Cost $221) (d)                                       210          216
                                                                -------
TOTAL CONVERTIBLE BONDS (COST $1,905)                             2,137


UNITED STATES GOVERNMENT ISSUES 0.0%
United States Treasury Bonds, 6.875%, Due 8/15/25
  (COST $11)                                            10           10

SHORT-TERM INVESTMENTS (a) 8.8%
COMMERCIAL PAPER 8.8%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.02%      1,121        1,121
Johnson Controls, Inc., 5.04%                        1,091        1,091
Sara Lee Corporation, 5.00%                            132          132
Wisconsin Electric Power Company, 5.06%                170          170
                                                                -------
TOTAL SHORT-TERM INVESTMENTS (COST $2,514)                        2,514
                                                                -------
TOTAL INVESTMENTS IN SECURITIES
  (COST $27,284) 103.2%                                          29,649
Other Assets and Liabilities, Net (3.2%)                           (926)
                                                                -------
NET ASSETS 100.0%                                               $28,723
                                                                =======


                                               PERCENTAGE OF
COUNTRY DIVERSIFICATION                         NET ASSETS
--------------------------------------------------------------------------------
 United States ...................................   99.0%
 Netherlands .....................................    1.8%
 Finland .........................................    1.0%
 Canada ..........................................    0.7%
 United Kingdom ..................................    0.7%
 Other Assets and Liabilities, Net ...............   (3.2%)
                                                    ------
 Total                                              100.0%
                                                    ======


--------------------------------------------------------------------------------
STRONG AMERICAN UTILITIES FUND
                                                  SHARES OR      VALUE
                                                  PRINCIPAL     (NOTE 2)
                                                    AMOUNT   (In Thousands)
--------------------------------------------------------------------------------
COMMON STOCKS 94.3%
ELECTRIC UTILITY 39.1%
American Electric Power Company, Inc.              176,000      $ 7,304
Baltimore Gas & Electric Company                    10,000          272
Boston Edison Company                               31,000          744
CMS Energy Corporation                             187,000        5,914
Duke Power Company                                   8,000          391
Entergy Corporation                                 98,000        2,744
FPL Group, Inc.                                     15,000          690
NIPSCO Industries, Inc.                             96,000        3,636
PECO Energy Company                                167,000        4,217
Potomac Electric Power Company                      26,000          666
SCANA Corporation                                  313,000        8,373
The Southern Company                               273,000        6,040
TECO Energy                                        233,000        5,738
TNP Enterprises, Inc.                               10,000          259
Texas Utilities Electric Company                    22,000          891
                                                                 ------
                                                                 47,879
ENERGY RELATED 16.1%
Amoco Corporation                                   45,400        3,439
Camco International, Inc.                           10,700          415
Chevron Corporation                                 19,000        1,249
Exxon Corporation                                   34,300        3,040
Imperial Oil, Ltd.                                  65,900        2,900
McDermott International, Inc.                       17,000          302
Mobil Corporation                                    7,300          852
Occidental Petroleum Corporation                     5,000          122
Petroleum Geo-Services A/S ADR (b)                  14,100          483
Schlumberger, Ltd.                                  12,400        1,229
Shell Transport & Trading ADR                       48,820        4,784
Tidewater, Inc.                                        500           22
Total SA Sponsored ADR                               2,500           97
Union Pacific Resources Group, Inc.                 11,000          303
Union Texas Petroleum Holdings, Inc.                10,000          214
Vastar Resources, Inc.                               8,000          297
                                                                 ------
                                                                 19,748


                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG AMERICAN UTILITIES FUND (continued)
                                                  SHARES OR      VALUE
                                                  PRINCIPAL     (NOTE 2)
                                                    AMOUNT   (In Thousands)
--------------------------------------------------------------------------------
GAS UTILITY 10.5%
Brooklyn Union Gas Company                           2,000     $     58
Consolidated Natural Gas Company                       500           27
Enron Corporation                                    6,500          302
MCN Corporation                                    145,000        3,987
National Fuel Gas Company                           65,000        2,421
Questar Corporation                                 12,000          432
Southwestern Energy Corporation                     58,900          876
The Williams Companies, Inc.                        91,000        4,755
                                                               --------
                                                                 12,858
OTHER UTILITY 0.2%
American Water Works Company, Inc.                  12,200          249

TELECOMMUNICATION 28.4%
AT&T Corporation                                    67,000        2,337
Alltel Corporation                                  16,000          488
Ameritech Corporation                              218,000       11,935
Bell Atlantic Corporation                           83,000        5,001
BellSouth Corporation                               55,000        2,241
GTE Corporation                                      7,000          295
Nynex Corporation                                   55,000        2,447
Pacific Telesis Group                                8,000          272
SBC Communications, Inc.                           202,000        9,822
                                                               --------
                                                                 34,838
                                                               --------
TOTAL COMMON STOCKS (COST $106,954)                             115,572

SHORT-TERM INVESTMENTS (a) 6.0%
COMMERCIAL PAPER 6.0%
DISCOUNTED 4.9%
Green Tree Financial Corporation, Due 11/07/96      $3,000        2,997
Painewebber Group, Inc., Due 11/01/96                3,000        3,000
                                                               --------
                                                                  5,997
INTEREST BEARING, DUE UPON DEMAND 1.1%
Johnson Controls, Inc., 5.04%                          940          940
Wisconsin Electric Power Company, 5.06%                365          365
                                                               --------
                                                                  1,305
                                                               --------
TOTAL SHORT-TERM INVESTMENTS (COST $7,302)                        7,302
                                                               --------
TOTAL INVESTMENTS IN SECURITIES
  (COST $114,256) 100.3%                                        122,874
Other Assets & Liabilities, Net (0.3%)                             (388)
                                                               --------
NET ASSETS 100.0%                                              $122,486
                                                               ========


--------------------------------------------------------------------------------
STRONG TOTAL RETURN FUND
                                                  SHARES OR      VALUE
                                                  PRINCIPAL     (NOTE 2)
                                                    AMOUNT   (In Thousands)
--------------------------------------------------------------------------------
COMMON STOCKS 88.5%
AEROSPACE & DEFENSE 2.4%
Boeing Company                                      95,000      $ 9,061
United Technologies Corporation                     70,000        9,012
                                                                -------
                                                                 18,073
BANK - MONEY CENTER 2.4%
Chase Manhattan Corporation                         50,000        4,288
Citicorp                                           135,000       13,365
                                                                -------
                                                                 17,653
BANK - REGIONAL 2.3%
First Bank System, Inc.                             60,000        3,960
Firstar Corporation                                 40,000        1,960
Northern Trust Company                             160,000       11,080
                                                                -------
                                                                 17,000
BANK - SUPER REGIONAL 1.9%
Bank of Boston Corporation                         135,000        8,640
Norwest Corporation                                135,000        5,923
                                                                -------
                                                                 14,563
BEVERAGE - SOFT DRINK 0.2%
The Coca-Cola Company                               30,000        1,515


BROKERAGE & INVESTMENT MANAGEMENT 0.9%
Patriot American Hospitality, Inc.                  75,000        2,634
Starwood Lodging Trust                             100,000        4,500
                                                                -------
                                                                  7,134
CHEMICAL 3.1%
Monsanto Company                                   600,000       23,775

COMMERCIAL SERVICE 1.7%
Accustaff, Inc. (b)                                130,000        3,477
Robert Half International, Inc. (b)                230,000        9,229
                                                                -------
                                                                 12,706
COMPUTER - MAINFRAME 1.4%
International Business Machines Corporation         85,000       10,965

COMPUTER - PERIPHERAL EQUIPMENT 0.8%
U.S. Robotics, Inc. (b)                            100,000        6,287

COMPUTER - PERSONAL & WORKSTATION 0.9%
Compaq Computer Corporation (b)                     55,000        3,829
Dell Computer Corporation (b)                       40,000        3,255
                                                                -------
                                                                  7,084
COMPUTER SERVICE 0.8%
HBO & Company                                       50,000        3,006
Sykes Enterprises, Inc. (b)                         67,500        3,139
                                                                -------
                                                                  6,145
COMPUTER SOFTWARE 6.0%
Cisco Systems, Inc. (b)                            225,000       13,922
Computer Associates International, Inc.            100,000        5,913
FORE Systems, Inc. (b)                              80,000        3,180
McAfee Associates, Inc. (b)                        202,500        9,214
Microsoft Corporation (b)                           65,000        8,921
3Com Corporation (b)                                70,000        4,734
                                                                -------
                                                                 45,884
COMPUTER SYSTEMS 0.8%
Oracle Systems Corporation (b)                     150,000        6,347

CONSUMER - MISCELLANEOUS 1.0%
Hillenbrand Industries, Inc.                        90,000        3,330
Service Corporation International                  170,000        4,845
                                                                -------
                                                                  8,175
CONTAINER 0.5%
Crown Cork & Seal Company, Inc.                     80,000        3,840

COSMETIC & PERSONAL CARE 2.5%
Avon Products, Inc.                                135,000        7,324
The Gillette Company                               150,000       11,212
                                                                -------
                                                                 18,536
DIVERSIFIED OPERATIONS 2.5%
E.I. du Pont de Nemours & Company                  115,000       10,666
Minnesota Mining & Manufacturing Company           105,000        8,046
                                                                -------
                                                                 18,712
ELECTRICAL EQUIPMENT 3.4%
General Electric Company                           140,000       13,545
Honeywell, Inc.                                    200,000       12,425
                                                                -------
                                                                 25,970
ELECTRONICS - SEMICONDUCTOR/COMPONENT 3.9%
Altera Corporation (b)                              50,000        3,100
Intel Corporation                                  200,000       21,975
National Semiconductor Corporation (b)             230,000        4,427
                                                                -------
                                                                 29,502
FINANCE - MISCELLANEOUS 1.9%
MBNA Corporation                                   110,000        4,153
SunAmerica, Inc.                                   285,000       10,687
                                                                -------
                                                                 14,840
FOOD 1.5%
ConAgra, Inc.                                      145,000        7,232
Interstate Bakeries Corporation                     50,000        2,119
Sara Lee Corporation                                50,000        1,775
                                                                -------
                                                                 11,126
HEALTHCARE - DRUG/DIVERSIFIED 6.9%
Abbott Laboratories                                150,000        7,593


                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)        October 31, 1996
--------------------------------------------------------------------------------
STRONG TOTAL RETURN FUND (continued)
                                                  SHARES OR      VALUE
                                                  PRINCIPAL     (NOTE 2)
                                                    AMOUNT   (In Thousands)
--------------------------------------------------------------------------------
American Home Products Corporation                 130,000     $  7,963
Johnson & Johnson                                  140,000        6,895
Merck & Company, Inc.                               90,000        6,671
Pfizer, Inc.                                       165,000       13,654
Warner-Lambert Company                             150,000        9,544
                                                               --------
                                                                 52,320
HEALTHCARE - INSTRUMENTATION 0.8%
Medtronic, Inc.                                     90,000        5,794

HEALTHCARE - MEDICAL SUPPLY 1.5%
Cardinal Health, Inc.                              150,000       11,775

HEALTHCARE - PATIENT CARE 1.1%
Healthsouth Corporation (b)                        220,000        8,250

HOUSEHOLD APPLIANCE & FURNISHINGS 0.3%
Newell Companies, Inc.                              75,000        2,128

INSURANCE - DIVERSIFIED 1.4%
Travelers Corporation                              190,000       10,307

INSURANCE - LIFE 0.9%
Conseco, Inc.                                      130,000        6,955

INSURANCE - MULTI-LINE 1.3%
MGIC Investment Corporation                        140,000        9,608

INSURANCE - PROPERTY & CASUALTY 0.5%
American International Group, Inc.                  35,000        3,802

LEISURE SERVICE 3.0%
The Walt Disney Company                             20,000        1,318
HFS, Inc. (b)                                      135,000        9,889
Hilton Hotels Corporation                          225,000        6,834
Marriott International, Inc.                        85,000        4,834
                                                               --------
                                                                 22,875
MORTGAGE & RELATED SERVICE 0.3%
Green Tree Financial Corporation                    60,000        2,377

NATURAL GAS DISTRIBUTION 0.8%
The Williams Companies, Inc.                       110,000        5,748

OFFICE AUTOMATION 1.4%
Danka Business Systems PLC Sponsored ADR           130,000        5,151
Pitney Bowes, Inc.                                  95,000        5,308
                                                               --------
                                                                 10,459
OIL - INTERNATIONAL INTEGRATED 2.3%
Texaco, Inc.                                       170,000       17,276

OIL - NORTH AMERICAN INTEGRATED 1.3%
Atlantic Richfield Company                          50,000        6,625
Unocal Corporation                                  90,000        3,296
                                                               --------
                                                                  9,921
OIL WELL EQUIPMENT & SERVICE 7.2%
Baker Hughes, Inc.                                 300,000       10,687
Cooper Cameron Corporation (b)                     130,000        8,304
Diamond Offshore Drilling, Inc. (b)                 65,000        3,957
Dresser Industries, Inc.                           195,000        6,411
ENSCO International, Inc. (b)                      150,000        6,487
Global Marine, Inc. (b)                            100,000        1,838
Reading & Bates Corporation (b)                    150,000        4,312
Schlumberger, Ltd.                                  55,000        5,452
Smith International, Inc. (b)                      100,000        3,800
Transocean Offshore, Inc.                           60,000        3,795
                                                               --------
                                                                 55,043
PAPER & FOREST PRODUCTS 0.8%
Kimberly-Clark Corporation                          65,000        6,061

PERSONAL & COMMERCIAL LENDING 2.3%
Associates First Capital Corporation               175,000        7,591
Household International, Inc.                      110,000        9,735
                                                               --------
                                                                 17,326
RETAIL - DEPARTMENT STORE 1.1%
Kohl's Corporation (b)                              70,000        2,520
May Department Stores Company                      125,000        5,922
                                                               --------
                                                                  8,442
RETAIL - DISCOUNT & VARIETY 0.8%
Consolidated Stores Corporation (b)                150,000        5,794

RETAIL - FOOD CHAIN 0.1%
Safeway, Inc. (b)                                   20,000          858

RETAIL - MAJOR CHAIN 0.4%
Toys `R' Us, Inc. (b)                              100,000        3,388

RETAIL - SPECIALTY 2.1%
CUC International, Inc. (b)                        280,000        6,860
Global Directmail Corporation (b)                   80,000        3,940
Gucci Group NV                                      20,000        1,380
Lowe's Companies, Inc.                              85,000        3,432
                                                               --------
                                                                 15,612
SHOE & APPAREL MANUFACTURING 1.1%
Jones Apparel Group, Inc. (b)                       40,000        1,250
NIKE, Inc. Class B                                 120,000        7,065
                                                               --------
                                                                  8,315
SOAP & CLEANING PREPARATION 1.3%
Clorox Company                                      90,000        9,821

TELECOMMUNICATION EQUIPMENT 4.5%
ADC Telecommunications, Inc. (b)                   130,000        8,889
Ericsson (LM) Telephone Company ADR Class B         80,000        2,210
Lucent Technologies, Inc.                          165,000        7,755
Tellabs, Inc. (b)                                  182,100       15,501
                                                               --------
                                                                 34,355
TELEPHONE 0.2%
Cincinnati Bell, Inc.                               35,200        1,738
                                                               --------
TOTAL COMMON STOCKS (COST $604,452)                             672,180

CONVERTIBLE PREFERRED STOCKS 1.8%
Salomon, Inc. 5.00% Microsoft Common Equity
  Linked Securities, Due 11/01/96                   10,000        1,098
Salomon, Inc. 5.25% Hewlett Packard Equity
  Linked Securities, Due 1/01/97                    10,000        1,063
SCI Financial LLC Terminal Convertible Shares
  Series A $3.125 (b)                               50,000        4,700
Vanstar Financing Trust Convertible Preferred Trust
  Securities (Acquired 9/27/96; Cost $4,430) (d)    88,600        4,629
Wendy's Financing I Guaranteed Terminal
  Convertible Preferred Trust Securities,
  Series A 5.00%                                    40,000        2,035
                                                               --------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (COST $13,189)                                                 13,525

CONVERTIBLE BONDS 5.8%
Altera Corporation Subordinated Notes, 5.75%,
  Due 6/15/02 (Acquired 9/16/96 - 9/26/96;
  Cost $3,601) (d)                                  $3,000        4,118
Comverse Technology, Inc. Subordinated Debentures,
  5.75%, Due 10/01/06                                1,000        1,990
Corporate Express, Inc. Subordinated Notes, 4.50%,
  Due 7/01/00 (Acquired 6/19/96 - 9/13/96;
  Cost $1,961) (d)                                   2,000        1,885
Danka Business Systems PLC Subordinated Notes,
  6.75%, Due 4/01/02                                 6,000       17,655
First Financial Management Corporation Debentures,
  5.00%, Due 12/15/99                                1,000        1,893
Home Depot, Inc. Subordinated Notes, 3.25%,
  Due 10/01/01                                       1,000        2,005
RAC Financial Group, Inc. Subordinated Notes,
  7.25%, Due 8/15/03 (Acquired 8/14/96;
  Cost $2,000) (d)                                   2,000        3,520
Renal Treatment Centers, Inc. Subordinated Notes,
  5.625%, Due 7/15/06 (Acquired 6/06/96;
  Cost $2,000) (d)                                   1,000        1,990


                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG TOTAL RETURN FUND (continued)
                                                  SHARES OR      VALUE
                                                  PRINCIPAL     (NOTE 2)
                                                    AMOUNT   (In Thousands)
--------------------------------------------------------------------------------
Saks Holdings, Inc. Subordinated Notes, 5.50%,
  Due 9/15/06                                      $ 1,650     $  3,368
Sports Authority, Inc. Subordinated Notes, 5.25%,
  Due 9/15/01 (Acquired 9/17/96; Cost $2,000) (d)    2,000        1,992
Staples, Inc. Subordinated Debentures, 4.50%,
  Due 10/01/00 (Acquired 9/12/95 - 4/23/96;
  Cost $4,225) (d)                                   2,000        4,120
                                                               --------
TOTAL CONVERTIBLE BONDS (COST $38,043)                           44,536

SHORT-TERM INVESTMENTS (a) 4.9%
COMMERCIAL PAPER 4.9%
DISCOUNTED 4.3%
Green Tree Financial Corporation, Due 11/07/96       5,240        5,235
Humana, Inc., Due 11/01/96                           5,000        5,000
Mattel, Inc., Due 11/01/96                           4,500        4,500
North American Mortgage, Due 11/12/96                8,000        7,987
Rite Aid Corporation, Due 11/05/96                  10,200       10,194
                                                               --------
                                                                 32,916
INTEREST BEARING, DUE UPON DEMAND 0.6%
Johnson Controls, Inc., 5.04%                        4,818        4,818
Wisconsin Electric Power Company, 5.06%                 63           63
                                                               --------
                                                                  4,881
                                                               --------
TOTAL SHORT-TERM INVESTMENTS (COST $37,797)                      37,797
                                                               --------
TOTAL INVESTMENTS IN SECURITIES
  (COST $693,481) 101.0%                                        768,038
Other Assets & Liabilities, Net (1.0%)                           (7,818)
                                                               --------
NET ASSETS 100.0%                                              $760,220
                                                               ========

OPTIONS
-------
                                                                 PREMIUMS
                                                  NUMBER       (In Thousands)
--------------------------------------------------------------------------------
Options outstanding at Beginning of Period         1,000           $119
Options written during the period                  2,200            543
Options expired                                   (1,000)          (119)
Options closed                                    (2,200)          (543)
                                                  -------          -----
Options outstanding at End of Period                  --             --
                                                  =======          =====
Closed and expired options resulted in a capital gain (in thousands) of $345.


                                                 PERCENTAGE OF
COUNTRY DIVERSIFICATION                            NET ASSETS
--------------------------------------------------------------------------------
United States ......................................   97.5%
United Kingdom .....................................    3.5%
Other Assets and Liabilities, Net ..................   (1.0%)
                                                      ------
Total                                                 100.0%
                                                      ======


--------------------------------------------------------------------------------
STRONG GROWTH & INCOME FUND
                                                  SHARES OR      VALUE
                                                  PRINCIPAL     (NOTE 2)
                                                    AMOUNT   (In Thousands)
--------------------------------------------------------------------------------
COMMON STOCKS 81.9%
AEROSPACE & DEFENSE 3.1%
B.F. Goodrich & Company                              4,200       $  178
Boeing Company                                       1,800          172
Gulfstream Aerospace Corporation (b)                 1,200           28
United Technologies Corporation                      1,400          180
                                                                 ------
                                                                    558
BANK - MONEY CENTER 3.0%
Bankers Trust New York Corporation                   2,000          169
Chase Manhattan Corporation                          2,150          184
Citicorp                                             1,800          178
                                                                 ------
                                                                    531
BANK - REGIONAL 0.6%
Northern Trust Company                               1,600          111

BANK - SUPER REGIONAL 3.5%
Banc One Corporation                                 4,000          170
Comerica, Inc.                                       2,900          154
KeyCorp                                              3,000          140
PNC Bank Corporation                                 4,800          174
                                                                 ------
                                                                    638
BROKERAGE & INVESTMENT MANAGEMENT 5.4%
Arden Realty Group, Inc. (b)                         2,700           61
Equity Residential Properties Trust                  3,300          121
Felcor Suite Hotels, Inc.                            4,300          141
First Industrial Realty Trust, Inc.                  6,500          168
Prentiss Properties Trust (b)                        8,300          171
Standard & Poors Depositary Receipt Trust Unit
  Series 1                                           1,700          120
Starwood Lodging Trust                               4,200          189
                                                                 ------
                                                                    971
CHEMICAL 1.5%
Monsanto Company                                     4,000          158
Potash Corporation of Saskatchewan, Inc.             1,500          106
                                                                 ------
                                                                    264
CHEMICAL - SPECIALTY 1.3%
Praxair, Inc.                                        3,800          168
W.R. Grace & Company (b)                             1,400           74
                                                                 ------
                                                                    242
COMMERCIAL SERVICE 2.2%
Avery Dennison Corporation                           2,100          138
Equifax, Inc.                                        5,000          149
Pittston Company Brinks Group                        3,600          103
                                                                 ------
                                                                    390
COMPUTER - MAINFRAME 1.0%
International Business Machines Corporation          1,350          174

COMPUTER SOFTWARE 3.3%
Cisco Systems, Inc. (b)                              2,300          142
Computer Associates International, Inc.              2,700          160
Microsoft Corporation (b)                            1,100          151
3Com Corporation (b)                                 2,000          135
                                                                 ------
                                                                    588
COMPUTER SYSTEMS 0.8%
Oracle Systems Corporation (b)                       3,600          152

COSMETIC & PERSONAL CARE 2.0%
Alberto Culver Company Class A                       4,100          163
Avon Products, Inc.                                  3,500          190
                                                                 ------
                                                                    353
DIVERSIFIED OPERATIONS 5.6%
Allied Signal, Inc.                                  2,500          164
Dial Corporation                                    10,100          139
E.I. du Pont de Nemours & Company                    1,650          153
Lockheed Martin Corporation                          1,400          125
Minnesota Mining & Manufacturing Company             2,200          169
Textron, Inc.                                        1,950          173
Viad Corporation                                     6,300           91
                                                                 ------
                                                                  1,014
ELECTRIC POWER 0.8%
Allegheny Power Systems, Inc.                        4,700          140


                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)           October 31, 1996
--------------------------------------------------------------------------------
STRONG GROWTH & INCOME FUND (continued)
                                                  SHARES OR      VALUE
                                                  PRINCIPAL     (NOTE 2)
                                                    AMOUNT   (In Thousands)
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT 3.3%
Emerson Electric Company                             1,850      $   165
General Electric Company                             1,700          164
Honeywell, Inc.                                      2,300          143
Westinghouse Electric Corporation                    6,700          115
                                                                -------
                                                                    587
ELECTRONIC INSTRUMENTATION 1.7%
Fisher Scientific International, Inc.                3,400          153
Perkin Elmer Corporation                             2,800          150
                                                                -------
                                                                    303
ELECTRONIC PRODUCTS - MISCELLANEOUS 1.0%
Raychem Corporation                                  2,350          184

ELECTRONICS - SEMICONDUCTOR/COMPONENT 0.9%
Intel Corporation                                    1,500          165

ENGINEERING & CONSTRUCTION 0.9%
Fluor Corporation                                    2,500          164

FINANCE - MISCELLANEOUS 0.6%
American Express Company                             2,150          101

FOOD 2.9%
Dole Food Company, Inc.                              2,000           78
Interstate Bakeries Corporation                      3,700          157
Ralston Purina Company - Ralston Purina Group        2,300          152
Unilever NV                                            900          138
                                                                -------
                                                                    525
HEALTHCARE - DRUG/DIVERSIFIED 4.3%
American Home Products Corporation                   1,450           89
Johnson & Johnson                                    2,000           99
Eli Lilly and Company                                2,350          166
Merck & Company, Inc.                                2,200          163
Pfizer, Inc.                                         2,200          182
Warner-Lambert Company                               1,150           73
                                                                -------
                                                                    772
HEALTHCARE - PATIENT CARE 0.7%
HEALTHSOUTH Corporation (b)                          3,500          131

HEALTHCARE - PRODUCT 0.4%
Fresenius Medical Care Aktiengesellschaft
  Sponsored ADR (b)                                      1            0
Pall Corporation                                     2,900           74
                                                                -------
                                                                     74
HOUSEHOLD APPLIANCE & FURNISHINGS 1.7%
Harman International Industries, Inc.                2,500          128
Tupperware Corporation                               3,600          185
                                                                -------
                                                                    313
HOUSING RELATED 0.7%
Sherwin Williams Company                             2,400          120

INSURANCE - DIVERSIFIED 1.0%
Travelers Corporation                                3,200          174

INSURANCE - LIFE 0.9%
Reliastar Financial Corporation                      2,900          154

INSURANCE - PROPERTY & CASUALTY 0.4%
American Bankers Insurance Group, Inc.               1,500           72

LEISURE PRODUCT 0.4%
Hasbro, Inc.                                         1,900           74

MACHINERY - AGRICULTURE 0.8%
Deere & Company                                      3,600          150

MEDIA - PUBLISHING 1.5%
Houghton Mifflin Company                             3,500          174
McGraw-Hill, Inc.                                    1,900           89
                                                                -------
                                                                    263
MORTGAGE & RELATED SERVICE 0.8%
Green Tree Financial Corporation                     3,500          139

NATURAL GAS DISTRIBUTION 4.6%
El Paso Natural Gas Company                          3,900          189
Enron Corporation                                    3,500          163
NGC Corporation                                      8,800          158
PanEnergy Corporation                                2,900          112
Sonat, Inc.                                          4,000          197
                                                                -------
                                                                    819
OIL - INTERNATIONAL INTEGRATED 2.0%
Mobil Corporation                                    1,600          187
Royal Dutch Petroleum Company                        1,005          166
                                                                -------
                                                                    353
OIL - NORTH AMERICAN INTEGRATED 0.6%
Tosco Corporation                                    1,900          107

OIL WELL EQUIPMENT & SERVICE 4.6%
Diamond Offshore Drilling, Inc. (b)                  2,100          128
Halliburton Company                                  2,900          164
Schlumberger, Ltd.                                   1,800          178
Transocean Offshore, Inc.                            3,000          190
Western Atlas, Inc. (b)                              2,500          173
                                                                -------
                                                                    833
PAPER & FOREST PRODUCTS 1.1%
Kimberly-Clark Corporation                           2,200          205

PERSONAL & COMMERCIAL LENDING 1.5%
Associates First Capital Corporation                 3,300          143
Household International, Inc.                        1,450          128
                                                                -------
                                                                    271
RETAIL - DEPARTMENT STORE 0.8%
J.C. Penney Company, Inc.                            2,900          152

RETAIL - FOOD CHAIN 0.9%
Safeway, Inc. (b)                                    3,800          163

RETAIL - SPECIALTY 1.3%
Footstar, Inc. (b)                                     777           17
Intimate Brands, Inc.                                6,100          111
Melville Corporation                                 2,700          101
                                                                -------
                                                                    229
SOAP & CLEANING PREPARATION 1.9%
Clorox Company                                       1,600          175
Colgate Palmolive Company                            1,800          166
                                                                -------
                                                                    341
TELECOMMUNICATION EQUIPMENT 2.4%
Harris Corporation                                   2,350          147
Nokia Corporation Sponsored ADR                      3,900          181
Tellabs, Inc. (b)                                    1,300          111
                                                                -------
                                                                    439
TELEPHONE 0.6%
Frontier Corporation                                 3,800          110

TOBACCO 0.6%
Philip Morris Companies, Inc.                        1,300          120
                                                                -------
TOTAL COMMON STOCKS (COST $13,739)                               14,733

PREFERRED STOCKS 0.0%
Fresenius National Medical Care, Inc. Preferred
  Class D (b) (COST $0)                              1,400            0

CONVERTIBLE PREFERRED STOCKS 3.5%
MFS Communications, Inc. Depositary Shares
  Representing 1/100 Share 8.00%                     1,300          113
Merrill Lynch & Company, Inc. Structured Yield
  Product:
  6.50%, Due 8/15/98                                 2,400          148
  7.25%, Due 6/15/99                                 1,900          118


                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG GROWTH & INCOME FUND (continued)
                                                  SHARES OR      VALUE
                                                  PRINCIPAL     (NOTE 2)
                                                    AMOUNT   (In Thousands)
--------------------------------------------------------------------------------
SCI Financial LLC Terminal Convertible Shares
  Series A $3.125                                      500      $    47
Vanstar Financing Trust Convertible Preferred
  Trust Securities 6.75% (Acquired 9/27/96 -
  10/04/96; Cost $99) (d)                            1,900           99
Wendy's Financing I Guaranteed Terminal
  Convertible Preferred Trust Securities,
  Series A 5.00%                                     2,200          112
                                                                -------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (COST $608)                                                       637

CONVERTIBLE BONDS 8.1%
Altera Corporation Subordinated Notes, 5.75%,
  Due 6/15/02 (Acquired 8/02/96 - 10/01/96;
  Cost $125) (d)                                      $110          151
Apple Computer, Inc. Subordinated Notes, 6.00%,
  Due 6/01/01 (Acquired 9/26/96 - 10/10/96;
  Cost $150) (d)                                       150          154
Danka Business Systems PLC Subordinated Notes,
  6.75%, Due 4/01/02                                    50           73
Hexcel Corporation Subordinated Notes, 7.00%,
  Due 8/01/03                                          115          152
Home Depot, Inc. Subordinated Notes, 3.25%,
  Due 10/01/01                                         130          130
Nabors Industries, Inc. Subordinated Notes, 5.00%,
  Due 5/15/06                                           85           96
Saks Holdings, Inc. Subordinated Notes, 5.50%,
  Due 9/15/06                                           90           95
Sanifill, Inc. Subordinated Debentures, 5.00%,
  Due 3/01/06                                           90          116
Scholastic Corporation Subordinated Debentures,
  5.00%, Due 8/15/05 (Acquired 7/12/96 - 9/27/96;
  Cost $115) (d)                                       105          119
Staples, Inc. Subordinated Debentures, 4.50%,
  Due 10/01/00 (Acquired 4/22/96 - 10/11/96;
  Cost $139) (d)                                       130          134
United States Filter Corporation Subordinated
  Notes, 6.00%, Due 9/15/05                             66          127
Vivra, Inc. Subordinated Notes, 5.00%, Due 7/01/01
  (Acquired 7/24/96 - 10/01/96; Cost $118) (d)         115          121
                                                                -------
TOTAL CONVERTIBLE BONDS (COST $1,341)                             1,468

UNITED STATES GOVERNMENT ISSUES 0.2%
United States Treasury Bonds, 6.875%,
  Due 8/15/25 (COST $35)                                31           32

SHORT-TERM INVESTMENTS (a) 8.5%
COMMERCIAL PAPER 8.5%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.02%        401          401
Johnson Controls, Inc., 5.04%                          726          726
Sara Lee Corporation, 5.00%                            131          131
Wisconsin Electric Power Company, 5.06%                264          264
                                                                -------
TOTAL SHORT-TERM INVESTMENTS (COST $1,522)                        1,522
                                                                -------
TOTAL INVESTMENTS IN SECURITIES
  (COST $17,245) 102.2%                                          18,392
Other Assets and Liabilities, Net (2.2%)                           (402)
                                                                -------
NET ASSETS 100.0%                                               $17,990
                                                                =======


                                                    PERCENTAGE OF
COUNTRY DIVERSIFICATION                               NET ASSETS
--------------------------------------------------------------------------------
United States .......................................    98.5%
Netherlands .........................................     1.7%
Finland .............................................     1.0%
Canada ..............................................     0.6%
United Kingdom ......................................     0.4%
Other Assets and Liabilities, Net ...................    (2.2%)
                                                        ------
Total                                                   100.0%
                                                        ======


LEGEND
------
(a) Short-term investments includes any security which has a maturity of less than one year.
(b)  Non-income producing security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d)  Restricted security.
(e)  All or a portion of security is When-Issued

All principal amounts and costs are stated in thousands.
Percentages are stated as a percent of net assets.


CURRENCY ABBREVIATIONS
----------------------
FRF French Franc


                       See notes to financial statements.

STATEMENTS OF OPERATIONS

-----------------------------------------------------------------------------------------------------------------------------------
For the Period Ended October 31, 1996 (Note 1)
                                                                                                (In Thousands)
                                                                               STRONG ASSET      STRONG EQUITY     STRONG AMERICAN
                                                                             ALLOCATION FUND      INCOME FUND      UTILITIES FUND
                                                                             ---------------      -----------      --------------
INCOME:
   Dividends                                                                     $ 2,223            $  263            $ 4,974
   Interest                                                                       11,148               140                549
                                                                                 -------            ------            -------
   Total Income                                                                   13,371               403              5,523

EXPENSES:
   Investment Advisory Fees                                                        2,138               110                947
   Custodian Fees                                                                    145                13                 34
   Shareholder Servicing Costs                                                       540                20                327
   Reports to Shareholders                                                           124                18                 51
   Federal and State Registration Fees                                                36                13                 55
   Other                                                                              44                 9                 39
                                                                                 -------            ------            -------
   Total Expenses                                                                  3,027               183              1,453
                                                                                 -------            ------            -------
NET INVESTMENT INCOME                                                             10,344               220              4,070

REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
      Investments                                                                 19,739              (184)             8,401
      Futures Contracts, Options and Forward Foreign Currency Contracts             (754)              (42)                --
   Change in Unrealized Appreciation/Depreciation on:
      Investments                                                                 (6,009)            2,365             (1,982)
      Futures Contracts, Options and Forward Foreign Currency Contracts              471                --                 --
                                                                                 -------            ------            -------
NET GAIN                                                                          13,447             2,139              6,419
                                                                                 -------            ------            -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             $23,791            $2,359            $10,489
                                                                                 =======            ======            =======



                                                                                                 STRONG TOTAL        STRONG GROWTH
                                                                                                  RETURN FUND        & INCOME FUND
                                                                                                  -----------        ------------
INCOME:
   Dividends                                                                                       $ 10,005             $   76
   Interest                                                                                           3,665                 54
                                                                                                   --------             ------
   Total Income                                                                                      13,670                130

EXPENSES:
   Investment Advisory Fees                                                                           5,761                 41
   Custodian Fees                                                                                        97                 14
   Shareholder Servicing Costs                                                                        1,536                 17
   Reports to Shareholders                                                                              307                 11
   Federal and State Registration Fees                                                                   39                 11
   Other                                                                                                114                  6
                                                                                                   --------             ------
   Total Expenses                                                                                     7,854                100
                                                                                                   --------             ------
NET INVESTMENT INCOME                                                                                 5,816                 30

REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
      Investments                                                                                   116,710                 34
      Futures Contracts, Options and Forward Foreign Currency Contracts                                (281)                (7)
   Change in Unrealized Appreciation/Depreciation on:
      Investments                                                                                    (4,493)             1,147
      Futures Contracts, Options and Forward Foreign Currency Contracts                                 (85)                --
                                                                                                   --------             ------
NET GAIN                                                                                            111,851              1,174
                                                                                                   --------             ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                               $117,667             $1,204
                                                                                                   ========             ======


                                                See notes to financial statements.

24

STATEMENTS OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
October 31, 1996                                                                   (In Thousands, Except Per Share Amounts)

                                                                                STRONG ASSET      STRONG EQUITY   STRONG AMERICAN
                                                                               ALLOCATION FUND     INCOME FUND    UTILITIES FUND
                                                                               ---------------     -----------    --------------
ASSETS:
   Investments in Securities, at Value
      (Cost of $251,936, $27,284 and $114,256, respectively)                      $258,220          $ 29,649         $122,874
   Receivable from Brokers for Securities Sold                                       8,016               167              159
   Receivable for Fund Shares Sold                                                       1                --                5
   Dividends and Interest Receivable                                                 1,967                46              636
   Other Assets                                                                         37                28               36
                                                                                  --------          --------         --------
   Total Assets                                                                    268,241            29,890          123,710

LIABILITIES:
   Payable to Brokers for Securities Purchased                                       4,801             1,112            1,040
   Payable for Fund Shares Redeemed                                                      6                --               50
   Accrued Operating Expenses and Other Liabilities                                    264                55              134
                                                                                  --------          --------         --------
   Total Liabilities                                                                 5,071             1,167            1,224
                                                                                  --------          --------         --------
NET ASSETS                                                                        $263,170          $ 28,723         $122,486
                                                                                  ========          ========         ========

Capital Shares Outstanding (Unlimited Number Authorized)                            13,081             2,388            9,691

NET ASSET VALUE PER SHARE                                                           $20.12            $12.03           $12.64
                                                                                    ======            ======           ======






                                                                                                  STRONG TOTAL     STRONG GROWTH
                                                                                                   RETURN FUND     & INCOME FUND
                                                                                                   -----------     -------------
ASSETS:
   Investments in Securities, at Value (Cost of $693,481
      and $17,245, respectively)                                                                    $768,038         $ 18,392
   Receivable from Brokers for Securities Sold                                                        67,212              161
   Receivable for Fund Shares Sold                                                                        --                4
   Dividends and Interest Receivable                                                                   2,521               31
   Other Assets                                                                                          252               34
                                                                                                    --------         --------
   Total Assets                                                                                      838,023           18,622

LIABILITIES:
   Payable to Brokers for Securities Purchased                                                        77,127              589
   Accrued Operating Expenses and Other Liabilities                                                      676               43
                                                                                                    --------         --------
   Total Liabilities                                                                                  77,803              632
                                                                                                    --------         --------
NET ASSETS                                                                                          $760,220         $ 17,990
                                                                                                    ========         ========

Capital Shares Outstanding (Unlimited Number Authorized)                                              24,239            1,453

NET ASSET VALUE PER SHARE                                                                             $31.36           $12.38
                                                                                                      ======           ======

                                                See notes to financial statements.

                                                                                                                                  25

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                    (In Thousands)

                                                            STRONG ASSET             STRONG EQUITY          STRONG AMERICAN
                                                           ALLOCATION FUND            INCOME FUND           UTILITIES FUND
                                                           ---------------            -----------           --------------
                                                     YEAR ENDED    PERIOD ENDED      PERIOD ENDED      YEAR ENDED    PERIOD ENDED
                                                    OCT. 31, 1996  OCT. 31, 1995     OCT. 31, 1996    OCT. 31, 1996  OCT. 31, 1995
                                                    -------------  -------------     -------------    -------------- -------------
                                                                     (NOTE 1)          (NOTE 1)                         (NOTE 1)
OPERATIONS:
   Net Investment Income                              $ 10,344        $ 8,611          $   220          $  4,070        $ 1,724
   Net Realized Gain (Loss)                             18,985         17,629             (226)            8,401            222
   Change in Unrealized Appreciation/Depreciation       (5,538)        12,749            2,365            (1,982)        12,628
                                                      --------       --------          -------          --------        -------
   Increase in Net Assets Resulting from Operations     23,791         38,989            2,359            10,489         14,574

CAPITAL SHARE TRANSACTIONS                               4,776        (19,395)          26,576            24,205         40,693

DISTRIBUTIONS:
   From Net Investment Income                          (11,071)        (7,519)            (212)           (3,904)        (1,515)
   From Net Realized Gains                             (15,048)            --               --                --             --
                                                      --------       --------          -------          --------        -------
TOTAL INCREASE IN NET ASSETS                             2,448         12,075           28,723            30,790         53,752

NET ASSETS:
   Beginning of Period                                 260,722        248,647               --            91,696         37,944
                                                      --------       --------          -------          --------        -------
   End of Period                                      $263,170       $260,722          $28,723          $122,486        $91,696
                                                      ========       ========          =======          ========        =======









                                                                                     STRONG TOTAL                   STRONG GROWTH
                                                                                      RETURN FUND                   & INCOME FUND
                                                                                      -----------                   -------------
                                                                              YEAR ENDED      PERIOD ENDED          PERIOD ENDED
                                                                            OCT. 31, 1996     OCT. 31, 1995        OCT. 31, 1996
                                                                            -------------     -------------        -------------
                                                                                                (NOTE 1)              (NOTE 1)
OPERATIONS:
   Net Investment Income                                                       $  5,816         $  6,162               $    30
   Net Realized Gain                                                            116,429           72,510                    27
   Change in Unrealized Appreciation/Depreciation                                (4,578)          33,837                 1,147
                                                                               --------         --------               -------
   Increase in Net Assets Resulting from Operations                             117,667          112,509                 1,204

CAPITAL SHARE TRANSACTIONS                                                        8,676          (41,908)               16,807

DISTRIBUTIONS:
   From Net Investment Income                                                    (5,816)          (6,162)                  (21)
   In Excess of Net Investment Income                                            (1,467)            (295)                   --
   From Net Realized Gains                                                      (29,798)              --                    --
                                                                               --------         --------               -------
TOTAL INCREASE IN NET ASSETS                                                     89,262           64,144                17,990

NET ASSETS:
   Beginning of Period                                                          670,958          606,814                    --
                                                                               --------         --------               -------
   End of Period                                                               $760,220         $670,958               $17,990
                                                                               ========         ========               =======


                                                See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
October 31, 1996

1.   ORGANIZATION
     The accompanying financial statements represent the Strong Conservative Equity Funds, which include the following diversified and non-diversified, open-end management investment companies registered under the Investment Company Act of 1940:

       Strong Asset Allocation Fund, Inc.
       Strong  Equity  Income  Fund (a series of Strong  Conservative  Equity
         Funds, Inc.)
       Strong American Utilities Fund (a series of Strong Conservative Equity
         Funds, Inc.)
       Strong Total Return Fund, Inc.
       Strong  Growth & Income Fund (a series of Strong  Conservative  Equity
         Funds, Inc.)

     The Board of Directors of the Funds approved changing the Strong Asset Allocation Fund, Inc., Strong American Utilities Fund, and the Strong Total Return Fund, Inc. fiscal year-ends from December 31 to October 31 in 1995. The inception date for the Strong Equity Income Fund and the Strong Growth & Income Fund was December 29, 1995.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A)  Security  Valuation--  Portfolio  securities  traded  primarily  on  a principal securities exchange are valued at the last reported sales price or the mean between the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at October 31, 1996 were as follows (in thousands):

                                           STRONG ASSET           STRONG EQUITY         STRONG TOTAL         STRONG GROWTH
                                          ALLOCATION FUND          INCOME FUND           RETURN FUND         & INCOME FUND
                                          ---------------          -----------           -----------         -------------
             Aggregate Cost                  $40,951                  $636                $20,217                $746
             Aggregate Fair Value             41,473                   697                 22,254                 778
             Percent of Net Assets             15.8%*                 2.4%                   2.9%                4.3%

             *Of these securities, which are restricted from resale, 93% are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also have been determined to be liquid by the Advisor based upon guidelines established by the Fund's Board of Directors.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no Federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains may differ from the characterization for Federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (E) Options -- Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

     (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

--------------------------------------------------------------------------------
October 31, 1996

     (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (H) Additional Investment Risk -- The use of futures contracts, options, foreign denominated assets and forward foreign currency exchange contracts for purposes of hedging the Funds' investment portfolios involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The predominant risk with futures contracts is an imperfect correlation between the value of the contracts and the underlying securities. Foreign denominated assets and forward foreign currency exchange contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

     (I) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.   NET ASSETS
     Net assets as of October 31, 1996 were as follows (in thousands):

                                       STRONG ASSET       STRONG EQUITY      STRONG AMERICAN     STRONG TOTAL     STRONG GROWTH
                                      ALLOCATION FUND      INCOME FUND       UTILITIES FUND       RETURN FUND     & INCOME FUND
                                      ---------------      -----------       --------------       -----------     -------------
Capital Stock                            $237,668           $26,576             $106,996          $573,979           $16,807
Undistributed Net Investment Income         1,693                28                 375              4,339                 9
Undistributed Net Realized Gain (Loss)     17,496              (246)              6,497            107,345                27
Net Unrealized Appreciation                 6,313             2,365               8,618             74,557             1,147
                                         --------           -------            --------           --------           -------
                                         $263,170           $28,723            $122,486           $760,220           $17,990
                                         ========           =======            ========           ========           =======

4.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Funds for the periods ended October 31, 1996 and 1995, respectively, were as follows (in thousands):

                                                    1996                               1995
                                                    ----                               ----
                                             SHARES    DOLLARS                  SHARES    DOLLARS
                                             ------    -------                  ------    -------
     STRONG ASSET ALLOCATION FUND
     Shares Sold                             2,141    $ 42,832                  1,503    $ 28,706
     Dividends Reinvested                    1,274      25,146                    374       7,226
     Shares Redeemed                        (3,168)    (63,202)                (2,922)    (55,327)
                                            ------    --------                 ------   ---------
                                               247    $  4,776                 (1,045)  ($ 19,395)
                                            ======    ========                 ======   =========

     STRONG EQUITY INCOME FUND
     Shares Sold                             2,756    $ 30,697
     Dividends Reinvested                       18         207
     Shares Redeemed                          (386)     (4,328)
                                             -----    --------
                                             2,388    $ 26,576
                                             =====    ========

     STRONG AMERICAN UTILITIES FUND
     Shares Sold                            12,627    $158,043                  7,396    $ 78,125
     Dividends Reinvested                      293       3,644                    130       1,385
     Shares Redeemed                       (11,043)   (137,482)                (3,722)    (38,817)
                                           -------    --------                 ------    --------
                                             1,877    $ 24,205                  3,804    $ 40,693
                                           =======    ========                 ======    ========

     STRONG TOTAL RETURN FUND
     Shares Sold                             6,135    $181,834                  4,004    $105,937
     Dividends Reinvested                    1,272      36,262                    234       6,277
     Shares Redeemed                        (7,115)   (209,420)                (5,976)   (154,122)
                                            ------    --------                 ------   ---------
                                               292    $  8,676                 (1,738)  ($ 41,908)
                                            ======    ========                 ======   =========


     STRONG GROWTH & INCOME FUND
     Shares Sold                             1,816    $ 20,948
     Dividends Reinvested                        2          19
     Shares Redeemed                          (365)     (4,160)
                                             -----    --------
                                             1,453    $ 16,807
                                             =====    ========

--------------------------------------------------------------------------------
5.   RELATED PARTY TRANSACTIONS
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets: Strong American Utilities Fund .75%, Strong Equity Income Fund and Strong Growth &Income Fund .80%, Strong Asset Allocation Fund and Strong Total Return Fund .85% of the first $35 million and .80% thereafter. Advisory fees are subject to reimbursement by the Advisor if the Funds' operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     W. H. Reaves & Co., Inc. (the "Subadvisor") manages the investments of the Strong American Utilities Fund under an agreement with the Advisor. The Subadvisor is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services. In addition, the Subadvisor directly effects purchases and sales of securities for the Fund. In conjunction therewith, brokerage commissions paid by the Fund for the year ended October 31, 1996 totaled (in thousands) $357.

     Certain information regarding related party transactions for the period ended October 31, 1996 is as follows (in thousands):

                                                      STRONG ASSET     STRONG EQUITY  STRONG AMERICAN  STRONG TOTAL   STRONG GROWTH
                                                     ALLOCATION FUND    INCOME FUND   UTILITIES FUND   RETURN FUND    & INCOME FUND
                                                     ---------------   -------------  ---------------  ------------   -------------
     Payable to Advisor at October 31, 1996                 $182            $44            $112           $531             $37
     Other Shareholder Servicing Expenses Paid to Advisor     11             __               5             30              __
     Unaffiliated Directors' Fees                              4             __               3             10              __

6.   INVESTMENT TRANSACTIONS

     The aggregate  purchases and sales of long-term  securities  for the period ended October 31, 1996 were as follows (in thousands):
                                               STRONG ASSET      STRONG EQUITY    STRONG AMERICAN   STRONG TOTAL    STRONG GROWTH
                                              ALLOCATION FUND     INCOME FUND     UTILITIES FUND     RETURN FUND    & INCOME FUND
                                              ---------------    -------------    ---------------   ------------    -------------
     Purchases:
       U.S. Government and Agency                $221,464          $    67         $    --          $   27,311        $   147
       Other                                      914,560           49,279          122,518          3,324,730         26,300

     Sales:
       U.S. Government and Agency                 245,366               56              --              37,031            112
       Other                                      906,324           24,301           96,185          3,303,164         10,639

7.   INCOME TAX INFORMATION

     At October 31, 1996, the investment cost, gross unrealized appreciation and depreciation  on  investments,  and capital  loss carryovers  (expiring in varying  amounts  through  2004) for Federal  income tax  purposes  were as follows (in thousands):
                                               STRONG ASSET      STRONG EQUITY    STRONG AMERICAN   STRONG TOTAL    STRONG GROWTH
                                              ALLOCATION FUND     INCOME FUND     UTILITIES FUND     RETURN FUND    &INCOME FUND
                                              ---------------     -----------     --------------     -----------    ------------
    Aggregate Investment Cost                    $254,290          $27,318          $114,569          $696,689        $17,274
                                                 ========          =======          ========          ========        =======

    Aggregate Unrealized:
       Appreciation                              $ 11,639          $ 2,438          $ 11,037          $ 75,100        $ 1,220
       Depreciation                                (7,709)            (107)           (2,732)           (3,751)          (102)
                                                 --------          -------          --------          --------        -------
                                                 $  3,930          $ 2,331          $  8,305          $ 71,349        $ 1,118
                                                 ========          =======          ========          ========        =======

    Capital Loss Carryovers                      $    __          $    211          $    __           $    __         $    __
                                                 ========          =======          ========          ========        =======

    For corporate shareholders in the Funds, the percentages of dividend income distributed for the period ended October 31, 1996, which are designated as qualifying for the dividends-received deduction are: Strong Asset Allocation Fund 5.5%, Strong Equity Income Fund 100.0%, Strong American Utilities Fund 100.0%, Strong Total Return Fund 22.2%, and Strong Growth & Income Fund 100.0%.


FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
STRONG ASSET ALLOCATION FUND                         10-31-96     10-31-95(a)    12-31-94    12-31-93    12-31-92    12-31-91
                                                     --------     -----------    --------    --------    --------    --------
                                                                   (NOTE 1)
SELECTED PER-SHARE DATA(d)
--------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $  20.31      $  17.91     $  19.06    $  18.49    $  19.68    $  17.50
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income                                 0.78          0.66         0.70        0.82        0.87        0.94
   Net Realized and Unrealized Gains
      (Losses) on Investments                            1.05          2.32        (0.99)       1.81       (0.25)       2.41
                                                     --------      --------     --------    --------    --------    --------
Total from Investment Operations                         1.83          2.98        (0.29)       2.63        0.62        3.35
LESS DISTRIBUTIONS:
   From Net Investment Income                           (0.84)        (0.58)       (0.70)      (0.82)      (0.87)      (0.97)
   From Net Realized Gains                              (1.18)           --           --       (1.24)      (0.94)      (0.20)
   In Excess of Net Realized Gains                         --            --        (0.16)         --          --          --
   Return of Capital                                       --            --           --          --          --          --
                                                     --------      --------     --------    --------    --------    --------
Total Distributions                                     (2.02)        (0.58)       (0.86)      (2.06)      (1.81)      (1.17)
                                                     --------      --------     --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD                       $  20.12      $  20.31     $  17.91    $  19.06    $  18.49    $  19.68
                                                     ========      ========     ========    ========    ========    ========
TOTAL RETURN                                            +9.5%        +16.8%       - 1.5%      +14.5%       +3.2%      +19.6%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)             $263,170      $260,722     $248,647    $254,439    $208,368    $214,951
Ratio of Expenses to Average Net Assets                  1.1%          1.2%*        1.2%        1.2%        1.2%        1.3%
Ratio of Net Investment Income to Average Net Assets     3.9%          4.1%*        3.8%        4.2%        4.4%        5.1%
Portfolio Turnover Rate                                446.7%        326.8%       359.7%      348.3%      320.4%      418.4%
Average Commission Rate Paid (c)                     $ 0.0469

STRONG ASSET ALLOCATION FUND (continued)               12-31-90    12-31-89   12-31-88    12-31-87
                                                       --------    --------   --------    --------

SELECTED PER-SHARE DATA(d)
--------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  18.41    $  17.57   $  17.60    $  22.18
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income                                  1.12        1.22       1.39        0.85
   Net Realized and Unrealized Gains
      (Losses) on Investments                            (0.65)       0.73       0.19       (0.70)
                                                      --------    --------   --------    --------
Total from Investment Operations                          0.47        1.95       1.58        0.15
LESS DISTRIBUTIONS:
   From Net Investment Income                            (1.38)      (0.97)     (1.38)      (1.78)
   From Net Realized Gains                                  --       (0.14)        --       (2.95)
   In Excess of Net Realized Gains                          --          --         --          --
   Return of Capital                                        --          --      (0.23)         --
                                                      --------    --------   --------    --------
Total Distributions                                      (1.38)      (1.11)     (1.61)      (4.73)
                                                      --------    --------   --------    --------
NET ASSET VALUE, END OF PERIOD                        $  17.50    $  18.41   $  17.57    $  17.60
                                                      ========    ========   ========    ========
TOTAL RETURN                                             +2.8%      +11.2%      +9.2%      - 0.3%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)              $203,562    $240,549   $256,089    $272,899
Ratio of Expenses to Average Net Assets                   1.3%        1.3%       1.2%        1.1%
Ratio of Net Investment Income to Average Net Assets      6.1%        6.6%       7.5%        4.2%
Portfolio Turnover Rate                                 319.6%      206.5%     426.2%      336.5%
Average Commission Rate Paid (c)


STRONG EQUITY INCOME FUND                            10-31-96(b)
                                                     ----------
SELECTED PER-SHARE DATA(d)
--------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  10.00
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income                                  0.12
   Net Realized and Unrealized Gains
      on Investments                                      2.02
                                                      --------
Total from Investment Operations                          2.14
LESS DISTRIBUTIONS:
   From Net Investment Income                            (0.11)
                                                      --------
Total Distributions                                      (0.11)
                                                      --------
NET ASSET VALUE, END OF PERIOD                        $  12.03
                                                      ========

TOTAL RETURN                                            +21.5%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)              $ 28,723
Ratio of Expenses to Average Net Assets                   1.3%*
Ratio of Net Investment Income to Average Net Assets      1.6%*
Portfolio Turnover Rate                                 158.3%
Average Commission Rate Paid (c)                      $ 0.0633

     *    Calculated on an annualized basis.
     (a)  Total return and portfolio turnover rate are not annualized.
     (b) Inception date is December 29, 1995. Total return and portfolio turnover rate are not annualized.
     (c) Disclosure required, effective for reporting periods beginning after September 1, 1995.
     (d) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

------------------------------------------------------------------------------------------------------
STRONG AMERICAN UTILITIES FUND                        10-31-96     10-31-95(a)   12-31-94  12-31-93(b)
                                                      --------     -----------   --------  -----------
                                                                    (Note 1)
SELECTED PER SHARE DATA(d)
--------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  11.73       $  9.46     $ 10.19     $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income                                  0.40          0.27        0.46        0.18
   Net Realized and Unrealized Gains
      (Losses) on Investments                             0.90          2.25       (0.73)       0.27
                                                      --------       -------     -------     -------
Total from Investment Operations                          1.30          2.52       (0.27)       0.45
LESS DISTRIBUTIONS:
   From Net Investment Income                            (0.39)        (0.25)      (0.46)      (0.18)
   From Net Realized Gains                                  --            --          --       (0.05)
   In Excess of Net Realized Gains                          --            --          --       (0.03)
                                                      --------       -------     -------     -------
Total Distributions                                      (0.39)        (0.25)      (0.46)      (0.26)
                                                      --------       -------     -------     -------
NET ASSET VALUE, END OF PERIOD                        $  12.64       $ 11.73     $  9.46     $ 10.19
                                                      ========       =======     =======     =======

TOTAL RETURN                                            +11.2%        +26.9%      - 2.6%      + 4.5%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)              $122,486       $91,696     $37,944     $32,457
Ratio of Expenses to Average Net Assets                   1.2%          1.2%*       0.5%        0.0%*
Ratio of Expenses to Average Net Assets
   Without Waivers and Absorptions                        1.2%          1.2%*       1.6%        1.4%*
Ratio of Net Investment Income to Average Net Assets      3.2%          3.4%*       4.8%        5.6%*
Portfolio Turnover Rate                                  84.0%         56.4%      105.4%       89.3%
Average  Commission Rate Paid (c)                     $ 0.0599


     *    Calculated on an annualized basis.
     (a)  Total return and portfolio turnover rate are not annualized
     (b) Inception date is July 1, 1993. Total return and portfolio turnover rate are not annualized.
     (c) Disclosure required, effective for reporting periods beginning after September 1, 1995.
     (d) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
                                                                              31

------------------------------------------------------------------------------------------------------------------------------------
STRONG TOTAL RETURN FUND                           10-31-96      10-31-95(a)   12-31-94   12-31-93    12-31-92    12-31-91
                                                   --------      -----------   --------   --------    --------    --------
                                                                  (NOTE 1)
SELECTED PER-SHARE DATA(d)
--------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  28.02      $  23.62     $  24.30    $  20.17    $  20.24    $  15.34
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income                               0.24          0.26         0.25        0.33        0.18        0.22
   Net Realized and Unrealized Gains
      (Losses) on Investments                          4.65          4.41        (0.59)       4.18       (0.08)       4.90
                                                   --------      --------     --------    --------    --------    --------
Total from Investment Operations                       4.89          4.67        (0.34)       4.51        0.10        5.12
LESS DISTRIBUTIONS:
   From Net Investment Income                         (0.24)        (0.26)       (0.26)      (0.33)      (0.17)      (0.22)
   In Excess of Net Investment Income                 (0.06)        (0.01)       (0.08)         --          --          --
   From Net Realized Gains                            (1.25)           --           --          --          --          --
   In Excess of Net Realized Gains                       --            --           --       (0.05)         --          --
   Return of Capital                                     --            --           --          --          --          --
                                                   --------      --------     --------    --------    --------    --------
Total Distributions                                   (1.55)        (0.27)       (0.34)      (0.38)      (0.17)      (0.22)
                                                   --------      --------     --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD                     $  31.36      $  28.02     $  23.62    $  24.30    $  20.17    $  20.24
                                                   ========      ========     ========    ========    ========    ========

TOTAL RETURN                                         +18.0%        +19.8%       - 1.4%      +22.5%       +0.6%      +33.6%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)           $760,220      $670,958     $606,814    $630,349    $587,873    $691,327
Ratio of Expenses to Average Net Assets                1.1%          1.1%*        1.2%        1.2%        1.3%        1.4%
Ratio of Net Investment Income to Average Net Assets   0.8%          1.2%*        1.1%        1.4%        0.9%        1.3%
Portfolio Turnover Rate                              502.4%        298.8%       290.4%      271.3%      371.8%      426.4%
Average Commission Rate Paid (c)                   $ 0.0584


STRONG TOTAL RETURN FUND (continued)                   12-31-90     12-31-89    12-31-88    12-31-87
                                                       --------     --------    --------    --------

SELECTED PER-SHARE DATA(d)
--------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $  17.72    $   18.96   $   18.37   $  21.61
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income                                   0.95         1.55        1.95       0.97
   Net Realized and Unrealized Gains
      (Losses) on Investments                             (2.19)       (0.97)       0.85       0.61
                                                       --------    ---------   ---------   --------
Total from Investment Operations                          (1.24)        0.58        2.80       1.58
LESS DISTRIBUTIONS:
   From Net Investment Income                             (1.14)       (1.31)      (1.96)     (1.65)
   In Excess of Net Investment Income                        --           --          --         --
   From Net Realized Gains                                   --        (0.51)         --      (3.17)
   In Excess of Net Realized Gains                           --           --          --         --
   Return of Capital                                         --           --       (0.25)        --
                                                       --------    ---------   ---------   --------
Total Distributions                                       (1.14)       (1.82)      (2.21)     (4.82)
                                                       --------    ---------   ---------   --------
NET ASSET VALUE, END OF PERIOD                         $  15.34    $   17.72   $   18.96   $  18.37
                                                       ========    =========   =========   ========

TOTAL RETURN                                             - 7.1%        +2.6%      +15.6%     + 6.0%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)               $646,579   $1,065,278  $1,005,192   $802,442
Ratio of Expenses to Average Net Assets                    1.4%         1.2%        1.2%       1.1%
Ratio of Net Investment Income to Average Net Assets       5.4%         7.7%       10.1%       5.2%
Portfolio Turnover Rate                                  312.3%       305.3%      281.1%     224.4%
Average Commission Rate Paid (c)


STRONG GROWTH & INCOME FUND                              10-31-96(b)
                                                         ------------
SELECTED PER-SHARE DATA(d)
--------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income                                     0.04
   Net Realized and Unrealized Gains on Investments          2.38
                                                          -------
Total from Investment Operations                             2.42
LESS DISTRIBUTIONS:
   From Net Investment Income                               (0.04)
                                                          -------
Total Distributions                                         (0.04)
                                                          -------
NET ASSET VALUE, END OF PERIOD                            $ 12.38
                                                          =======

TOTAL  RETURN                                              +24.2%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets,  End of Period (In Thousands)                 $17,990
Ratio of Expenses to Average Net Assets                      1.9%*
Ratio  of Net  Investment  Income  to  Average  Net  Assets  0.6%*
Portfolio Turnover Rate                                    174.1%
Average Commission Rate Paid (c)                          $0.0667

     *    Calculated on an annualized basis.
     (a)  Total return and portfolio turnover rate are not annualized.
     (b) Inception date is December 29, 1995. Total return and portfolio turnover rate are not annualized.
     (c) Disclosure required, effective for reporting periods beginning after September 1, 1995.
     (d) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Strong Conservative Equity Funds

We have audited the accompanying statements of assets and liabilities of Strong Asset Allocation Fund, Inc., Strong American Utilities Fund (one of the portfolios constituting Strong Conservative Equity Funds, Inc.), and Strong Total Return Fund, Inc., including the schedules of investments in securities, as of October 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for the year ended October 31, 1996 and the period January 1, 1995 to October 31, 1995, and the financial highlights for each of the periods indicated. We have also audited the accompanying statements of assets and liabilities of Strong Growth & Income Fund and Strong Equity Income Fund (two of the portfolios constituting Strong Conservative Equity Funds, Inc.), including the schedules of investments in securities, as of October 31, 1996, and related statements of operations, statements of changes in net assets and the financial highlights for the period December 29, 1995 (inception) to October 31, 1996. These Funds are collectively referred to herein as the "Strong Conservative Equity Funds." These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Strong Conservative Equity Funds as of October 31, 1996, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Milwaukee, Wisconsin
December 4, 1996

--------------------------------------------------------------------------------
                             SHAREHOLDER PRIVILEGES*

STRONG FUNDS
[PICTURE OF TELEPHONE]
24-HOUR SERVICE

TELEPHONE PURCHASE
Make additional investments into any Strong Fund by calling us toll-free at 1-800-368-3863.

TELEPHONE  EXCHANGE
If your financial goals change, you can exchange your investments between any of the Strong Funds.

TELEPHONE REDEMPTION
You can call toll-free to redeem your mutual fund shares at any time. Your shares will be redeemed no later than the close of the next business day.


STRONG FUNDS
[PICTURE OF DOLLAR SIGN]
AUTOMATIC EXCHANGE

AUTOMATIC INVESTMENT PLAN
This plan allows you to set up regular transfers from your bank checking or NOW account to your Strong Funds account.

PAYROLL DIRECT DEPOSIT PLAN
You can automatically transfer all or a portion of your net pay at each pay period. This eliminates the delay of depositing paychecks to your bank and then sending a check through the mail to Strong Funds.

AUTOMATIC  EXCHANGE PLAN
This plan allows you to exchange money from one Strong Fund to another. For example, you may want to set up automatic exchanges from a money market fund to an equity fund.

    FOR MORE INFORMATION ABOUT THESE PRIVILEGES, CALL US AT 1-800-368-3863.

To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, is mailed to your household. Please call 1-800-368-3863 if you wish to receive additional copies, free of charge.

  *Each Fund reserves the right to terminate or modify any of these privileges.

                                                         Bulk Rate
                                                       U.S. Postage
                                                           PAID
                                                       Milwaukee, WI
                                                     Permit No. 2652


                    FOR LITERATURE AND INFORMATION REQUESTS,
                              CALL 1-800-368-1030.

                        TO DISCUSS AN EXISTING ACCOUNT OR
                             CONDUCT A TRANSACTION,
                              CALL 1-800-368-3863.

        For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This annual report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.


                              [STRONG FUNDS LOGO]
                         STRONG FUNDS DISTRIBUTORS, INC.
                                  P.O. Box 2936
                           Milwaukee, Wisconsin 53201
                           http://www.strong-funds.com



                                                                        4020J96P